SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

EMAIL REAL ESTATE.COM, INC.

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	1)	Title of each class of securities to which transaction applies:

	2)	Aggregate number of securities to which transaction applies:

	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

	4)	Proposed maximum aggregate value of transaction:

	5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

	1)	Amount previously paid:

	2)	Form, schedule or registration statement no.:

	3)	Filing party:

	4)	Date filed:

Email Real Estate.com, Inc.
400 Oyster Point Boulevard, Suite 215
South San Francisco, California 94080

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON [           ], 2004

To the Shareholders of Email Real Estate.com, Inc.:

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders of Email Real Estate.com, Inc., a Colorado Corporation (the “Company”) will be held on [    ] at [    ] a.m. (PDT) at [    ], and at any adjournments thereof, to consider and act upon a proposal to merge the Company with and into Hana Biosciences, Inc., a Delaware corporation and wholly-owned subsidiary of the Company, with Hana Biosciences remaining as the surviving corporation. The purpose of the proposed merger is to reincorporate the Company under the laws of the State of Delaware. In connection with the merger, each share of the Company’s common stock would automatically convert into one-twelfth of a share of common stock of Hana Biosciences.

The Board of Directors of the Company has approved the foregoing proposal and recommends that shareholders of the Company vote in its favor.

The Board of Directors has fixed the close of business on ___________, 2004 as the record date for the determination of shareholders entitled to notice of, and to vote at, the meeting or any adjournments thereof. The accompanying Proxy Statement forms a part of this Notice.

You are cordially invited to attend the meeting. A proxy for the meeting is enclosed herewith. Even if you plan to attend the meeting, we urge you to complete, sign, and date the proxy, which is solicited by the Board of Directors, and mail it promptly in the enclosed envelope.

By Order of the Board of Directors

Dated August , 2004	Mark J. Ahn
President and Chief Executive

Email Real Estate.com, Inc.

400 Oyster Point Boulevard, Suite 215
South San Francisco, California 94080

_____________________________

PROXY STATEMENT
_____________________________

Special Meeting of Shareholders to be Held
________, 2004 at ______ .m. (PDT)

The enclosed proxy is solicited on behalf of the Board of Directors (the “Board”) of Email Real Estate.com, Inc., a Colorado corporation (the “Company”), for use at the Special Meeting of Shareholders to be held on [           ], 2004, at [           ].m. PDT (the “Meeting”), or at any adjournment or postponement thereof, for the purposes set forth herein and in the accompanying Notice of Special Meeting. The Special Meeting will be held at [                                                                                                                                           ]. The Company intends to mail this proxy statement and accompanying proxy card on or about [           ], 2004, to all shareholders entitled to vote at the Meeting. As indicated in the accompanying Notice of Special Meeting, the only matter to be considered at the Special Meeting is a proposal to reincorporate the Company under the laws of the State of Delaware (the “Reincorporation”) by merging the Company with and into Hana Biosciences, Inc. (“Hana”), its wholly-owned subsidiary.

PROXIES AND VOTING

Solicitation

The Company will bear the entire cost of solicitation of proxies, including preparation, assembly, printing and mailing of this proxy statement, the proxy card and any additional information furnished to shareholders. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of the Company’s common stock, par value $.001 per share (the “Common Stock”), beneficially owned by others to forward to such beneficial owners. The Company may reimburse persons representing beneficial owners of Common Stock for their costs of forwarding solicitation materials to such beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, telegram or personal solicitation by directors, officers, and/or other regular employees of the Company. No additional compensation will be paid to directors, officers or other regular employees for such services.

Voting Rights and Outstanding Shares

Only holders of record of Common Stock, the Company’s Series A Convertible Preferred Stock (the “Series A Stock”), and the Company’s Series B Convertible Preferred Stock (the “Series B Stock” and together with the Series A Stock, the “Preferred Stock”) at the close of business on [    ], 2004 (the “Record Date”) will be entitled to notice of and to vote at the Meeting. The holders of Common Stock and Preferred Stock will vote together as one class on all the matters to be considered at the Meeting. At the close of business on the Record Date, the Company had outstanding and entitled to vote 24,996,000 shares of Common Stock and 2,395,210 shares of Series A Stock and 6,179,829 shares of Series B Stock. Each holder of record of Common Stock on such date will be entitled to one vote for each share held on all matters to be voted upon at the Meeting. Each holder of record of Preferred Stock as of the Record Date will be entitled to approximately 16.92 votes per share of Preferred Stock. Accordingly, as of the Record Date, the total outstanding voting power of the Company is equal to approximately 170,085,659 shares.

A quorum of shareholders is necessary to hold a valid meeting. A quorum will be present if at least a majority of the outstanding shares are represented by votes at the meeting or by proxy. Votes will be counted by the inspector of election appointed for the Meeting, who will separately count “For” and “Against” votes, abstentions and broker non-votes. “Broker non-votes,” which occur when brokers are prohibited from exercising discretionary voting authority for beneficial owners who have not provided voting instructions, will not be counted for the purpose of determining the number of shares present in person or by proxy on a voting matter and will have no effect on the outcome of the vote.

The affirmative vote of the holders of a majority of the outstanding voting power of the Company is required for ratification and approval of the Reincorporation. For purposes of the vote on this proposal, abstentions will be counted as votes entitled to be cast on the Reincorporation proposal and will have the effect of a vote against such proposal.

Revocability of Proxies

Any person giving a proxy pursuant to this solicitation has the power to revoke it at any time before it is voted. It may be revoked by filing with the Secretary of the Company at the Company’s principal executive office, 400 Oyster Point Boulevard, Suite 215, South San Francisco, California 94080, a written notice of revocation or a duly executed proxy bearing a later date, or it may be revoked by attending the meeting and voting in person. Attendance at the Meeting will not, by itself, revoke a proxy.

REINCORPORATION PROPOSAL

The following discussion summarizes certain aspects of the proposal to change the state of incorporation of the Company from Colorado to Delaware (the “Reincorporation Proposal”). The Reincorporation will be accomplished by merging the Company with and into its wholly-owned subsidiary, Hana Biosciences, Inc., a Delaware corporation (“Hana”), which the Company acquired on July 21, 2004. On August 19, 2004, the Board of Directors of the Company unanimously approved the Agreement and Plan of Merger attached hereto as Appendix A (the “Plan of Merger”), pursuant to which the Company will merge with and into Hana, with Hana remaining as the surviving corporation (the “Merger”).

It is anticipated that the Merger will become effective as soon as practicable following shareholder approval; however, the Plan of Merger provides that the Merger may be abandoned prior to the effective time thereof, either before or after shareholder approval, by the Board of Directors. In the event the Merger is abandoned, the existing articles of incorporation and bylaws of the Company would remain in effect.

The following discussion is not a complete statement of the terms of the Reincorporation Proposal, the Plan of Merger or of the provisions affecting, and differences between, your rights as a shareholder of the Company and your rights as a shareholder of Hana. The discussion is qualified in its entirety by reference to the Plan of Merger (attached as Appendix A), the proposed Amended and Restated Certificate of Incorporation of Hana (the “Hana Certificate of Incorporation”), the form of which is attached hereto as Appendix B, and the proposed Amended and Restated Bylaws of Hana (the “Hana Bylaws”), the form of which is attached hereto as Appendix C.

2

Reasons for the Reincorporation under Delaware Law

On July 21, 2004, the Company completed its acquisition of Hana Biosciences, Inc. (formerly Hudson Health Sciences, Inc.) by causing its wholly-owned subsidiary to merge with and into Hana, with Hana remaining as the surviving corporation and a wholly-owned subsidiary of the Company. In connection with this merger, (i) the former holders of Hana’s capital stock received, in the aggregate, approximately 85 percent of the Company’s outstanding voting securities and 87 percent of the Company’s equity on a fully-diluted basis (e.g., as if all of the common shares issuable upon exercise of outstanding options and warrants had been exercised), (ii) the individuals who comprised the board of directors of Hana replaced all of the existing directors of the Company, and (iii) the Company ceased all of its existing operations and adopted the operations and business of Hana.

Immediately prior to the effective time of the July 2004 merger transaction, the Company had 24,996,000 shares of its common stock outstanding and only 100,000,000 common shares authorized for issuance. Accordingly, the Company could not issue additional shares of its common stock as consideration for the capital stock of Hana because there were not a sufficient number of authorized and unissued common shares available for issuance. Thus, in order to achieve the result of having the former Hana stockholders holding 87 percent of the Company’s outstanding fully-diluted equity following the merger, the Company created two new classes of its preferred stock to issue in connection with the merger. In particular, the Company issued 2,395,210 shares of its Series A Stock to the former holders of Hana’s Series A Convertible Preferred Stock and 6,179,829 shares of Series B Stock to the holders of Hana’s common stock. Each share of Series A and Series B Stock is initially convertible into 16.920814 shares of Company common stock. Hana also had outstanding options and warrants to purchase 1,311,065 shares of its common stock, which converted into the right to purchase 22,184,287 shares of the Company’s common stock upon the merger (the product of 16.920814 and 1,311,065).

However, the terms of both the Series A and Series B Stock provide that such shares cannot be converted into Company common stock until such time as the Company completes a 1-for-12 combination of its common stock or merges with and into a wholly-owned subsidiary, pursuant to which the Company’s common stock is converted into one-twelfth of a common share of the surviving corporation. The terms of the Series B Stock further provide for the automatic conversion upon the effective time of such a combination or merger. Accordingly, as is discussed in more detail below, the completion of the Merger will allow the Series A and Series B Stock to be converted into common stock.

Following the July 2004 merger transaction with Hana, the Company moved its executive offices to South San Francisco, California (the location of Hana’s executive offices) and no longer has any other connection with Colorado. Reincorporating under Delaware law is advisable because Delaware is a nationally recognized leader in adopting and implementing comprehensive and flexible corporate laws. The General Corporation Law of the State of Delaware (the “DGCL”) is frequently revised and updated to accommodate changing legal and business needs. With the recent changes in the composition of our management and board of directors, we think it will be beneficial to the Company and its shareholders to obtain the benefits of Delaware corporate law.

Delaware has also established a specialized court, the Court of Chancery, having exclusive jurisdiction over matters relating to the DGCL. The Chancery Court has no jurisdiction over criminal and tort cases, and corporate cases are heard by judges, without juries, who have many years of experience with corporate issues. Traditionally, this has meant that the Delaware courts are able in most cases to process corporate litigation relatively quickly and effectively. By comparison, many states, including Colorado, do not have a specialized judiciary over matters relating to corporate issues.

Delaware courts have developed considerable expertise in dealing with corporate legal issues and produced a substantial body of case law construing Delaware corporate laws, with multiple cases concerning areas that no Colorado court has considered. Because our judicial system is based largely on legal precedents, the abundance of Delaware case law should serve to enhance the relative clarity and predictability of many areas of corporate law, which should offer added advantages to the Company by allowing our board of directors and management to make corporate decisions and take corporate actions with greater assurance as to the validity and consequences of those decisions and actions.

3

Reincorporation from Colorado to Delaware also may make it easier to attract future candidates willing to serve on our board of directors, because many of such candidates already will be familiar with Delaware corporate law, including provisions relating to director indemnification, from their past business experience.

Finally, the Merger will also allow the Company to change its corporate name from Email Real Estate.com, Inc. to Hana Biosciences, Inc. Following the July 2004 merger with Hana, the Company ceased all operations relating to its historical business, which involved creating Internet web sites and related services for the real estate industry. The Company has adopted the business of Hana, which since December 2002 has been engaged in the acquisition and development of innovative pharmaceutical products for the treatment of cancer and immunological diseases. The word “hana” is derived from the Hawaiian word meaning “good health.” Accordingly, our name following the Merger will be more reflective of the business in which we are now engaged.

Reincorporation Merger; Effect on Company Stock

In accordance with the Plan of Merger, if the shareholders approve the Reincorporation Proposal and the Merger is effected, the Company will be merged with and into Hana, with Hana remaining as the surviving corporation and the Company’s existence as a Colorado corporation will cease;
  each holder of outstanding Company common stock will receive one share of Hana common stock for every 12 shares of Company common stock held by such holder;
  the Company’s Series A Stock, which, subject to certain conditions, is currently convertible into 16.920814 shares of Common Stock, will be exchanged for a like number of a new shares of preferred stock having substantially identical terms as the Series A Stock, except that such new preferred stock will be convertible into 1.410068 shares (i.e., 16.920814 divided by 12) of Hana common stock following the Merger;
  in accordance with the terms of the Company’s Series B Stock, which provides that it will automatically convert into common stock at an initial rate of 16.920814 shares of Company common stock for each preferred share at such time as the Company effects a 1-for-12 combination of common stock or the Company merges into a wholly-owned subsidiary pursuant to which the holders of Company common stock receive one twelfth of a share of common stock of the surviving corporation, will automatically convert into 1.410068 shares of Hana common stock;
  all outstanding options, warrants and other rights to purchase shares of Company common stock will automatically convert into an option, warrant or right to purchase one-twelfth of the number of shares of Hana common stock at a purchase price equal to 12 times the purchase price of such option, warrant or other right to purchase Company common stock;
  the name of the surviving corporation will be called “Hana Biosciences, Inc.”

4

Charter Instruments

If the Merger is approved, immediately prior to the effective time, the certificate of incorporation and bylaws of Hana will be amended and restated in substantially the forms attached hereto as Appendices B and C. These charter instruments will govern the surviving corporation following the Merger.

Post-Merger Management

The post-Merger Board of Directors of Hana will be composed of the current directors of the Company. The persons who serve as officers of the Company at the effective time of the Reincorporation will serve as the officers of Hana after the Reincorporation.

Comparative Rights of Holders of the Company Stock and Hana Stock

If the Reincorporation Proposal is approved by the requisite shareholder vote at the Meeting, the holders of the Company’s capital stock, whose rights are currently governed by the Colorado Business Corporation Act (the “CBCA”) and the Company’s Articles of Incorporation and Bylaws, will become stockholders of Hana, which is a Delaware corporation. Accordingly, following Reincorporation, their rights will be governed in accordance with the General Corporation Law of Delaware (the “DGCL”) and the Hana Certificate of Incorporation and Bylaws. Certain differences in the rights of shareholders arise from distinctions between the CBCA and the DGCL, as well as from the Company’s charter instruments as compared to the Hana’s charter instruments. The following is a brief description of those differences. This discussion is not intended to be a complete statement of the differences, but rather a summary of the more significant differences affecting the rights of such shareholders and certain important similarities. The identification of certain provisions or differences is not meant to indicate that other equally or more significant differences do not exist. The following summary discussion is qualified in its entirety by reference to the CBCA, DGCL, the Company’s Articles of Incorporation and Bylaws and Hana’s Certificate of Incorporation and Bylaws, to which you are referred.

Authorized Capital Stock

Colorado. The Company’s articles of incorporation authorize the issuance of up to 110,000,000 shares of capital stock, 100,000,000 of which are designated as Common Stock, $.001 par value per share, and 10,000,000 of which are designated as Preferred Stock, $.01 par value per share. The Board has designated two classes of Preferred Stock – Series A and Series B Stock. As of the Record Date there were 24,996,000 shares of the Company’s common stock, 2,395,210 shares of the Company’s Series A Stock, and 6,179,829 shares of the Company’s Series B Preferred Stock issued and outstanding.

Delaware. The Hana Certificate authorizes the issuance of up to 100,000,000 shares common stock, with $.001 par value per share, and 10,000,000 shares of Preferred Stock with $.001 par value per share. Of the authorized shares of Preferred Stock, 2,395,210 shares have been designated as Series A Convertible Preferred Stock and have substantially identical terms as the Company’s outstanding Series A Stock.

Number and Classes of Directors

Colorado. The CBCA requires a corporation to have at least one director and requires that the number of persons constituting a corporation’s board of directors, whether a specific number or a range of size, be fixed by or in accordance with the bylaws. Colorado law permits either the board of directors or the shareholders to amend the provision in the bylaws that establishes the number of directors. The CBCA permits staggered terms for directors divided into two or three groups if the articles so provide. The Company’s Bylaws provide that the Board of Directors shall comprise at least two (2) members, and not more than five (5) members, the number determined from time to time by the Directors. The Company has five directors as of the record date for voting at the next annual meeting. Neither the Company’s articles of incorporation nor Bylaws provide for staggered terms for directors.

5

Delaware. The DGCL requires a corporation to have one or more members, the number of members to be fixed by, or in the manner provided in, the bylaws or by the certificate of incorporation. Hana’s Bylaws provide that the Company shall have one or more members, the number to be determined from time to time by resolution of the board.

Removal of Directors

Colorado. Under the CBCA, shareholders may remove a director with or without cause if the corporation’s articles do not provide otherwise and if the number of votes cast in favor of removal exceeds the number of votes cast against removal. If, however, a director was elected by a “voting group” of shareholders, only the shareholders of that voting group may vote to remove the director. A “voting group” is all the shares of one or more classes or series entitled to vote together pursuant to the CBCA or a corporation’s articles. The Company’s articles of incorporation do not limit a shareholder’s right to vote to remove a director without cause. The Company’s Bylaws provide that the directors of the Company may be removed with or without cause at any special meeting called for the purpose by the affirmative vote of the holders of the majority of the shares entitled to vote in the election of directors.

Delaware. Under the DGCL, unless the certificate of incorporation provides otherwise, any director or the entire board of directors may be removed, with or without cause, by the holders of a majority of the shares then entitled to vote at an election of directors. Whenever the holders of any class of stock or series are entitled to elect one or more directors by the certificate of incorporation, a director my be removed, with or without cause, by the holders of the outstanding shares of such class or series. The Hana Certificate does not alter this provision.

Filling Vacancies on the Board of Directors

Colorado. Under the CBCA, unless the articles provide otherwise, any vacancy on the board of directors, including a vacancy resulting from an increase in the number of directors, may be filled by the shareholders or the board of directors. If the number of directors remaining in office constitute fewer than a quorum of the board, the remaining board members may fill the vacancy by the affirmative vote of a majority of all the directors remaining in office. If the vacant office was held by a director elected by a voting group, and if any remaining directors were elected by such voting group, only such directors may vote to fill the vacancy if it is filled by directors, or, if it is filled by the shareholders, only such voting group may vote to fill the vacancy. The Company’s articles of incorporation do not alter these procedures.

Delaware. Under the DGCL, unless the certificate of incorporation or bylaws provide otherwise, vacancies may be filled by a majority of the directors then in office, although less than a quorum, or by a sole remaining director. Whenever the holders of any class of stock or series are entitled to elect one or more directors by the certificate of incorporation, vacancies may be filled by a majority of the directors elected by such class, or by a sole remaining director. Neither the Hana Certificate nor the Bylaws alter these procedures.

6

Shareholder Power to Call Special Meeting of Shareholders

Colorado. Under the CBCA, a special meeting of shareholders may be called by shareholders representing at least ten percent of the votes entitled to be cast on any proposed issue by delivering a signed and dated written demand to the corporation stating the purpose for the meeting.

Delaware. Under the DGCL, a special meeting of the stockholders may be called by the board of directors or by such other persons as may be authorized by the certificate of incorporation or by the bylaws. The Hana Certificate and Bylaws do not authorize any other such persons to call a special meeting.

Right to Inspect Corporate Records

Colorado. Under the CBCA, a shareholder is entitled to inspect, upon five days written notice to the corporation (i) the articles of incorporation, (ii) the bylaws, (iii) all minutes of shareholders’ meetings and records of all action taken by shareholders without a meeting, for the past three years, (iv) all written communications within the past three years to shareholders, (v) the names and business addresses of current directors and officers, (vi) the most recent corporate report, and (vii) the annual and published financial statements for the past three years. In addition, in some circumstances a shareholder is entitled to inspect excerpts from board, shareholder and committee minutes, accounting records and the corporation’s share register. A shareholder may only inspect these additional corporate records if he or she has been a shareholder for at least three months preceding his or her demand or holds at least 5% of all the outstanding shares of any class of shares, and if such demand is made in good faith and for a proper purpose. The requested corporate records must be described with reasonable particularity and relate to the stated purpose.

Delaware. Under the DGCL, any stockholder shall, upon written demand under oath stating the purpose thereof, have the right to inspect (i) the corporation’s stock ledger, a list of its stockholders, and its other books and records and (ii) to a limited extent, a subsidiary’s books and records.

Dissenter/Appraisal Rights

Colorado. Under Colorado law, a shareholder is entitled to dissent and obtain payment of the fair value of his or her shares in the event of a consummation of (i) a plan of merger if shareholder approval is required or if the corporation is merging into its parent, (ii) a plan of share exchange if the corporation is acquired, (iii) a sale, lease, exchange or disposition of all, or substantially all of the corporate property, or the property of an entity controlled by the corporation, if shareholder approval is required, (iv) a reverse split that reduces the number of shares owned to a fraction or to scrip, or (v) any corporate action to the extent provided by the bylaws or a board resolution. A shareholder is not entitled to dissenter’s rights with respect to a merger, share exchange or asset disposition if (i) the shares were listed either on a national securities exchange or national market system, or were held of record by more than 2,000 holders and (ii) if such shareholders receive only shares of the surviving corporation, shares of any other corporation that are either listed on a national securities exchange or national market system or were held of record by more than 2,000 holders, or cash in lieu of fractional shares of such corporations. To exercise such appraisal rights, a shareholder must: (i) have been a record holder of the shares as to which he or she seeks relief on the record date, (ii) cause the Company to receive written notice of his or her intent to demand payment before the vote is taken, (iii) not have voted his or her shares in favor of the proposal, and (iv) respond to the dissenters’ notice delivered by the Company to the shareholders.

Delaware. Under Delaware law, a stockholder is entitled to dissent and obtain payment of the fair value of his or her shares if the stockholder has continuously held such shares through the effective date of the merger or consolidation, has neither voted in favor of the merger or consolidation, nor consented thereto in writing, and has perfected his or her appraisal rights. Dissenters rights for any class or series of stock are not available if a corporation’s stock is either (i) listed on a national securities exchange or designated as a national market system security, or (ii) held of record by more than 2,000 holders, provided that such stockholders receive (i) only shares of the surviving corporation, (ii) shares of any other corporation that are either listed on a national securities exchange, designated as a national market system security, or are held of record by more than 2,000 holders, or (iii) cash in lieu of fractional shares of such corporations. Further, no dissenter’s rights are available to stockholders of a corporation surviving a merger if no vote of the stockholders of the surviving corporation is required to approve the merger under certain provisions of Delaware law.

7

Limitations on Director Liability

Colorado. The CBCA allows a corporation to include in its articles of incorporation a provision that eliminates or limits the personal liability of a director to the corporation or its shareholders for monetary damages for a breach of a fiduciary duty as a director, except for (i) any breach of the director’s duty of loyalty, (ii) acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, (iii) distributions that are illegal under applicable law, (iv) any transaction from which the director derived an improper personal benefit, or (v) any act or omission occurring prior to the date when the provision in the charter eliminating or limiting liability became effective. The Company articles of incorporation eliminates director liability to the fullest extent permissible under Colorado law.

Delaware. The Hana Certificate also eliminates the liability of directors to the corporation or its shareholders for monetary damages for breach of fiduciary duty as a director to the fullest extent permissible under Delaware law, as amended from time to time. Under Delaware law, such provision may not eliminate or limit director monetary liability for (a) breaches of the director's duty of loyalty to the corporation or its shareholders; (b) acts or omission not in good faith or involving intentional misconduct or knowing violations of law; (c) the payment of unlawful dividends or unlawful stock repurchases or redemptions; (d) transactions in which the director received an improper personal benefit; or (e) any act or omission occurring prior to the date when such provision became effective.

Indemnification

Colorado. Article 7 of the Company’s Bylaws provides that the Company will indemnify each officer and director of the Company and each person who shall serve at the Company’s request as a director or officer of another corporation in which the Company owns shares of capital stock or of which it is a creditor. The CBCA provides that, unless the articles of incorporation provide otherwise, a corporation must indemnify a director or officer who was wholly successful, on the merits or otherwise, in a legal proceeding to which such director or officer was a party due to his or her position or former position with the corporation. A corporation my also indemnify a person made a party to a legal proceeding due to his or her current or former position as a director of the corporation if such director acted in good faith, had no reasonable cause to believe his or her conduct was unlawful, and if acting in an official capacity, acted in the corporation’s best interest, or if acting in an unofficial capacity, acted in a manner not opposed to the corporation’s best interests. A Corporation may not indemnify a director in connection with a proceeding by or in the right of the corporation in which the director was adjudged liable to the corporation, or in any other proceeding in which the director was adjudged liable on the basis of deriving an improper personal benefit. The CBCA permits corporations to indemnify officers, employees, fiduciaries and agents to the same extent as directors.

Delaware. Article 6 of Hana’s Bylaws provide that Hana will indemnify officers, directors, employees and agents to the fullest extent permitted by law. Delaware law generally permits a corporation to indemnify its former and current directors, officers, employees or agents for expenses, including attorney's fees, actually and or reasonably incurred in connection with an action, suit or proceeding if the person acted in good faith, in a manner the person reasonably believed to be in or not opposed to the best interests of the corporation, and had no reasonable cause to believe the person’s conduct was unlawful, provided there is such a determination by a majority vote of a disinterested directors, even though less than a quorum, by independent legal counsel or by the stockholders.

8

Amendment of Articles/Certificate and Bylaws

Colorado. The CBCA provides that the board of directors may amend the articles prior to the issuance of shares, and thereafter the board of directors may make certain amendments to the articles without shareholder approval, including deleting the names of the initial directors and initial registered agent. Other amendments must be proposed by the board of directors or by the holders of at least 10% of the shares entitled to vote on such amendments, and, unless the articles or bylaws adopted by the shareholders provide otherwise, be approved by the shareholders by a majority vote of all shares entitled to vote. Shareholders are entitled to vote as a voting group on certain amendments that would affect the rights of such voting group. The board of directors may amend the bylaws, unless the CBCA or a corporation’s articles or bylaws provide otherwise, and the shareholders may also amend a corporation’s bylaws at a meeting of the shareholders by a majority vote of all shares entitled to vote. The provisions of Company’s articles of incorporation may be repealed, altered or amended by the affirmative vote of the majority of the issued and outstanding shares of the Company entitled to vote. The Company’s Bylaws may be amended or repealed by a vote of the majority of the whole Board of Directors at any meeting of the Board.

Delaware. The DGCL provides that, before a corporation has received payment for any of its stock, a majority of the incorporators or directors, if named in the original certificate, may amend the certificate of incorporation. Thereafter, if a corporation has received payment for any of its capital stock, an amendment requires the affirmative vote of a majority of the outstanding stock entitled to vote thereon. If the rights of a class of shareholders are affected by the amendment, the holders of the outstanding shares of such class shall be entitled to vote whether or not entitled to vote thereon by the certificate of incorporation. The DGCL provides that whenever the certificate of incorporation requires a vote of greater number or proportion than Delaware law, an amendment altering such provision requires such greater vote. The DGCL provides that, before a corporation has received payment for any of its stock, a majority of the incorporators or directors, if named in the original certificate, may amend the bylaws. After a corporation has received payment for any of its capital stock, the power to amend or repeal the bylaws shall be in the stockholders entitled to vote, unless the certificate of incorporation confers the power upon the directors. The Hana Certificate does not require a higher shareholder vote for amendment or repeal of the certificate. The Hana Certificate does confer the power to amend, alter or repeal the bylaws upon the directors.

Actions by Shareholders Without a Meeting

Colorado. The CBCA provides that, unless the article provide otherwise, actions required or permitted to be taken at annual or special meetings of the Company’s shareholders can be taken without a meeting if all the Shareholders who would have been entitled to vote upon the action if such meeting were held shall consent in writing to such corporate action being taken.

Delaware. Under the DGCL, unless otherwise provided in the certificate of incorporation, any action required or permitted to be taken at annual or special meetings of the stockholders, can be taken without a meeting, prior notice or vote, if a consent, setting forth the action, is signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. The Hana Certificate does not alter this provision.

9

Actions by Directors Without a Meeting

Colorado. The CBCA provides that, unless the bylaws require certain actions to be voted upon at a meeting of the board of directors, any action required or permitted to be taken at a board of directors meeting can be taken by written action if signed by all of the directors.

Delaware. The DGCL provides that, unless otherwise restricted by the certificate of incorporation or bylaws, any action required or permitted to be taken at any meeting of the board of directors may be taken without a meeting if all members of the board consent to the action in writing. The Hana Certificate and Bylaws do not alter this provision.

Mergers, Share Exchanges and Sales of Assets

Colorado. Under the CBCA, a plan of merger, a share exchange or a sale of all, or substantially all, of a corporation’s assets must be approved by each voting group entitled to vote separately on the plan by a majority of all votes entitled to be cast on the plan by that voting group. Under the CBCA, shareholder approval is not required for a merger or consolidation if the articles of incorporation will not be amended in the transaction, if each shareholder before the transaction will continue to hold the same number of shares with identical rights after the transaction, and if the number of voting shares issuable as a result of the merger and the number of participating shares (i.e., shares that entitle the holder to participate without limitation in distributions) immediately after the transaction, plus those issuable upon conversion or exercise of other securities or obligations issued in the transaction, will not exceed by more than 20 percent the number of shares with voting power and the numbers of participating shares, as the case may be, immediately before the transaction.

Delaware. Delaware law contains a similar exception to its voting requirements for reorganizations where shareholders of the corporation itself, or both, immediately prior to the reorganization will own immediately after the reorganization equity securities constituting more than 80 percent of the voting power of the surviving or acquiring corporation or its parent entity.

Both Delaware law and Colorado law also require that a sale of all or substantially all of the assets of a corporation otherwise than in the ordinary course of business be approved by a majority of the outstanding voting shares of the corporation transferring such assets. Both Colorado and Delaware law generally do not require class voting, except in certain transactions involving an amendment to the certificate of incorporation that adversely affects a specific class of shares or where the designation of the class of securities includes such a right. Accordingly, the Reincorporation will not have a practical impact on the vote of shareholders necessary to approve significant corporate transactions.

Takeover Statutes/ Anti-Greenmail Provisions

Colorado. The CBCA does not contain provisions designed to deter takeovers of public corporations, nor does not contain an anti-greenmail provision.

Delaware. Delaware has enacted a statute which prevents a "business combination" between an “interested stockholder" and a Delaware corporation for a period of three years after such stockholder became an interested stockholder, unless certain conditions are met. The Delaware statute defines a business combination as any merger or consolidation, any sale, lease, exchange or other disposition of 10% or more of a corporation's assets, or any transaction (subject to certain exceptions) which results in the transfer of stock of a corporation to the interested stockholder, increases his proportionate ownership of a corporation's stock or results in such interested stockholder receiving the benefit of any loans, advances, guarantees, pledges or other financial benefits provided by or through the corporation. The Delaware statute defines an interested stockholder as (subject to certain exceptions) any person who is the owner of 15% or more of the outstanding voting stock of the corporation or a person who is an affiliate or associate of the corporation who became the owner of 15% or more of the outstanding voting stock of the corporation within the three-year period prior to the date on which it is sought to determine whether such stockholder is interested. A business combination is exempt from the effect of the statute if, among other things, either (i) prior to the date the stockholder became interested, the board of directors approved either the business combination or the transaction that resulted in the stockholder becoming interested, (ii) upon consummation of the transaction that resulted in the stockholder becoming interested, such stockholder owned at least 85% of the corporation's voting stock at the time the transaction consummated, or (iii) on or after the date the stockholder becomes interested, the business combination is approved by the board of directors and authorized at an annual or special meeting of stockholders by the affirmative vote of at least two-thirds of the outstanding voting stock not owned by the interested stockholder.

10

The anti-takeover statute provides that the Certificate of Incorporation of a Delaware corporation may provide that the corporation expressly elects not to be governed by the statute. The Hana Certificate does not include such a provision. Reincorporating in Delaware and subjecting the Company to the anti-takeover statute, will make it more difficult for a person who seeks to acquire control of Hana or to effect a business combination with Hana, such as a tender offer, to do so without management's approval, thereby making it more difficult to remove existing management of Hana. The Delaware statute could, therefore, potentially have an adverse impact on stockholders who wish to participate in any such tender offer or other transactions even where such transaction may be favorable to the interests of the stockholders.

The Reincorporation could have the effect of discouraging hostile tender offers, proxy contests or other transactions by forcing potential acquirors to negotiate with incumbent management. The disadvantages to stockholders of the Reincorporation in Delaware include reducing the likelihood that a hostile tender offer at a premium over market price for Hana shares will be made. The Reincorporation will have a practical effect on stockholders by making it more difficult to remove existing management without such management's approval.

Interested Director Transactions

Under both Delaware and Colorado law, contracts or transactions in which one or more of a corporation's directors has an interest are generally not void or voidable because of such interest provided that certain conditions, such as obtaining the required approval and fulfilling the requirements of good faith and full disclosure, are met. With certain exceptions, the conditions are similar under Delaware and Colorado law. To authorize or ratify the transaction, under Colorado law (a) either the shareholders or the disinterested members of the board of directors must approve any such contract or transaction in good faith after full disclosure of the material facts, or (b) the contract or transaction must have been fair as to the corporation. The same requirements apply under Delaware law, except that the fairness requirement is tested as of the time the transaction is authorized, ratified or approved by the board, the shareholders or a committee of the board. Under both Colorado and Delaware law, if board approval is sought, the contract or transaction must be approved by a majority vote of the disinterested directors (though less than a majority of a quorum), except that interested directors may be counted for purposes of establishing a quorum.

Dissolution

Colorado. If the board of directors initially approves the dissolution proposal, unless the articles of incorporation, bylaws, or the board of directors require a greater vote, the proposal must be approved by each voting group entitled to vote separately on the proposal by a majority of all the votes entitled to be cast on the proposal by that voting group. Under Colorado law, shareholders may only initiate dissolution by way of a judicial proceeding. The Company’s articles of incorporation and Bylaws do not alter this provision.

11

Delaware. If a majority of the whole board of directors initially approves the dissolution proposal, the proposal must be approved by a majority of the outstanding stock of the corporation entitled to vote thereon. Dissolution of a corporation may also be authorized without director action if all the stockholders entitled to vote thereon consent in writing.

Appraisal Rights/Dissenter’s Rights

Set forth below is a summary of dissenters’ rights available to the Company’s shareholders relating to the Reincorporation Proposal. This summary is not intended to be a complete statement of applicable Colorado law and is qualified in its entirety by reference to Article 113 of the Colorado Business Corporation Act (“CBCA”), set forth in its entirety as Exhibit D.

Right to Dissent. Shareholders of the Company are entitled to dissent from the Merger and Reincorporation Proposal and obtain payment of the fair value of their shares if and when the Merger is effectuated. A shareholder entitled to dissent and to obtain payment for the shareholder’s shares under Article 113 of the CBCA may not challenge the corporate action (i.e. the Reincorporation Proposal) creating the right to dissent unless the action is unlawful or fraudulent with respect to the shareholder or the corporation

Under Section 7-113-103 of the CBCA, a record shareholder may assert dissenter’s rights as to fewer than all the shares registered in the record shareholder’s name only if the record shareholder dissents with respect to all shares beneficially owned by any one person and causes the corporation to receive written notice which states such dissent and the name, address and federal taxpayer identification number, if any, of each person on whose behalf the record shareholder asserts

Section 7-113-103(2) of the CBCA provides that a beneficial shareholder may asset dissenters’ rights as to the shares held on the beneficial shareholder’s behalf only if (a) the beneficial shareholder causes the corporation to receive the record shareholder’s written consent to the dissent no later than the time the beneficial shareholder asserts dissenters’ rights, and (b) the beneficial shareholder dissents with respect to all shares beneficially owned by the beneficial shareholder.

The Company will require that, when a record shareholder dissents with respect to the shares held by any one or more beneficial shareholders, each such beneficial shareholder must certify to the Company that that beneficial shareholder and the record shareholder or record shareholders of all shares owned beneficially by the beneficial shareholder have asserted, or will timely assert, dissenters’ rights as to all such shares as to which there is no limitation on the ability to exercise dissenters’ rights.

Procedure for Exercise of Dissenters’ Rights. The notice accompanying the Proxy Materials states that shareholders are entitled to assert dissenters’ rights under Article 113 of the CBCA. A Company shareholder who wishes to assert dissenters’ rights must (a) cause the Company to receive, before the vote is taken on the Reincorporation Proposal written notice of the shareholder’s intention to demand payment for the shareholder’ shares if the Reincorporation is effectuated; and (b) not vote the shares in favor of the Reincorporation Proposal. A shareholder who does not satisfy the foregoing requirements will not be entitled to demand payment for his or her shares under Article 113 of the CBCA.

12

If the Reincorporation Proposal is authorized, the Company must give a written notice to dissenters who are entitled to demand payment for their shares. The notice required to be given by the Company must be given no later than 10 days after the Effective Date and (a) state that the Reincorporation Proposal was authorized and state the Effective Date or proposed Effective Date; (b) inform holders of uncertificated shares to what extent transfer of the shares will be restricted after a payment demand is received; (c) supply a form for demanding payment, which form will request a dissenter to state an address to which payment is to be made; (d) set the date by which the Company must receive the payment demand, which date must not be less than 30 days after the date the notice is given; (e) state that if a record shareholder dissents with respect to the shares held by any one or more beneficial shareholders, each such beneficial shareholder must certify to the Company that the beneficial shareholder and the record shareholder or record shareholders of all shares owned beneficially by the beneficial shareholder have asserted, or will timely assert, dissenters’ rights as to all such shares as to which there is no limitation of the ability to exercise dissenters’ rights; and (f) be accompanied by a copy of Article 113 of the CBCA.

A shareholder who is given a dissenters’ notice to assert dissenters’ rights and who wishes to exercise dissenters’ rights must, in accordance with the terms of the dissenters’ notice, cause the Company to receive a payment demand, which may be a payment demand form supplied by the Company, duly completed, or some other acceptable writing. A shareholder who demands payment in accordance with the foregoing retains all rights of a shareholder, except the right to transfer the shares, until the Effective Date, and has only the right to receive payment for the shares after the Effective Date. The demand for payment is irrevocable, except that if the Effective Date does not occur within 60 days after the date set by the Company by which it must receive the payment demand, the Company must release the transfer restrictions imposed on uncertificated shares. If the Effective Date occurs more than 60 days after the date set by the Company, by which it must receive the payment demand, then the Company must send a new dissenters’ notice. A shareholder who does not demand payment as required by the date or dates set in the dissenters’ notice is not entitled to payment for his or her shares.

At the Effective Date or upon a receipt of a payment demand, whichever is later, the Company will pay each dissenter who complied with the notice requirements discussed above the Company’s estimate of the fair value of the dissenter’s shares, plus accrued interest. Payment will be accompanied by the Company’s audited balance sheet as of the end of its most recent fiscal year, an income statement for that year, an audited statement of changes in shareholders’ equity for that year and an audited statement of cash flow for that year, as well as the latest available financial statements for the interim period, which interim financial statements need not be audited. Payment will also be accompanied by a statement of the Company’s estimate of the fair value of the shares and an explanation of how the interest was calculated, along with a statement of the dissenter’s right to demand payment if the dissenter is dissatisfied with the payment and a copy of Article 113 of the CBCA.

If a dissenter is dissatisfied with the payment, the dissenter may give notice to the Company in writing of the dissenter’s estimate of fair value of the dissenter’s shares and of the amount of interest due and may demand payment of such estimate, less any payment made prior to such notice, or the dissenter may reject the Company’s offer and demand payment of the fair value of the shares and interest due if: (a) the dissenter believes that the amount paid or offered is less than the fair value of the shares or that the interest was incorrectly calculated; (b) the Company fails to make payment within 60 days after the date set by the Company by which it must receive the payment demand; or (c) the Company does not release the transfer restrictions imposed on uncertificated shares, then the Company must send a new dissenters’ notice. A dissenter waives the right to demand payment under this paragraph unless the dissenter causes the Company to receive the notice required within 30 days after the Company made or offered payment for the shares of the dissenter.

13

Judicial Appraisal of Shares. If a demand for payment made by a dissatisfied dissenter as set forth above is unresolved, the Company may, within 60 days after receiving the payment demand, commence a proceeding and petition a court to determine the fair value of the shares and accrued interest. If the Company does not commence the proceeding within the 60-day period, it must pay to each dissenter whose demand remains unresolved the amount demanded. The Company must commence the proceeding described above in the District Court of the City and County of Denver, Colorado. The Company must make all dissenters whose demands remain unresolved parties to the proceeding as in an action against their shares, and all parties must be served with a copy of the petition. The jurisdiction of the court in which the proceeding is commenced is plenary and exclusive. One or more persons may be appointed by the court as appraisers to receive evidence and recommend a decision on the question of fair value. The proceeding will be entitled to the same discovery rights as parties in other civil proceedings. Each dissenter made a party to the proceeding will be entitled to judgment for the amount, if any, by which the court finds the fair value of the dissenter’s shares, plus interest, exceeds the amount paid by the Company, or the fair value, plus interest, of a dissenter’s shares for which the Company elected to withhold payment.

The court in an appraisal proceeding will determine all costs of the proceeding, including the reasonable compensation and expenses of appraisers appointed by the court. The court will assess the costs against the Company, except that the court may assess costs against all or some of the dissenters, in the amount the court finds equitable, to the extent the court finds that dissenters acted arbitrarily, vexatiously, or not in good faith in demanding payment The court may also assess the fees and expenses of counsel and experts for the respective parties, in amounts the courts find equitable: (a) against the Company and in favor of any dissenters if the court finds that the Company did not substantially comply with the procedures for the exercise of dissenters’ rights set forth above; or (b) against either the Company or one or more dissenters, in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously or not in good faith with respect to the rights provided by Article 113 of the CBCA. If the court finds that the services of counsel for any dissenter were of substantial benefit to the other dissenters similarly situated, and that the fees for those services should not be assessed against the Company, the court may award to said counsel reasonable fees to be paid out of the amount awarded to the dissenters who were benefited.

Federal Income Tax Consequences of Reincorporation

The Merger will constitute a reorganization under Section 368 of the Internal Revenue Code of 1986, as amended, and no gain or loss will be recognized to holders of securities of the Company as a result of the Merger. Each shareholder of the Company will retain the same tax basis in his or her stock of Hana as he or she had in the corresponding shares of the Company’s stock held by him or her immediately prior to the effective time of the Merger, and his or her holding period for stock of Hana will include the period during which he or she held the corresponding stock of the Company, provided that such corresponding stock was held by him or her as a capital asset at the effective time of the Reincorporation.

Although it is not anticipated that state or city income tax consequences to shareholders will vary from the federal income consequences described above, shareholders should consult their own tax advisors as to the effect of the Reincorporation under state, city or foreign income tax laws.

The Company will not recognize gain, loss or income for federal income tax purposes as a result of the Reincorporation.

The Board of Directors unanimously recommends that you vote FOR the Reincorporation Proposal.

14

VOTING SECURITIES AND
PRINCIPAL HOLDERS THEREOF

The following table sets forth information known to the Company with respect to the beneficial ownership of each class of the Company’s capital stock as of August [  ], 2004 for (1) each person known by the Company to beneficially own more than 5% of each class of the Company’s voting securities, (2) each executive officer, (3) each of the Company’s directors and (4) all of the Company’s executive officers and directors as a group. The number of shares beneficially owned is determined under rules promulgated by the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under those rules, beneficial ownership includes any shares as to which the individual has sole or shared voting power or investment power and also any shares which the individual has the right to acquire within 60 days of the date hereof, through the exercise or conversion of any stock option, convertible security, warrant or other right. Including those shares in the tables does not, however, constitute an admission that the named shareholder is a direct or indirect beneficial owner of those shares. The table also presents the number of votes each person is entitled to cast at the Special Meeting. Unless otherwise indicated, each person or entity named in the table has sole voting power and investment power (or shares that power with that person’s spouse) with respect to all shares of capital stock listed as owned by that person or entity. Unless otherwise indicated, the address of each of the following persons is 400 Oyster Point Blvd, Suite 215, South San Francisco, CA 94080.

	Common Stock		Series A Preferred		Series B Preferred		Voting Power

Name	Number	Pct.	Number	Pct.	Number	Pct.	Number	Pct.

Mark J. Ahn	0	--	0	--	0	--	0	--
Fred Vitale	0	--	0	--	0	--	0	--
John P. Iparraguirre	0	--	0	--	0	--	0	--
Arie J. Belldegrun	0	--	0	--	0	--	0	--
Isaac Kier(1)	0	--	179,641	7.5	284,210	4.6	7,848,428	4.6
Leon Rosenberg	0	--	0	--	0	--	0	--
Michael Weiser	0	--	0	--	390,525	6.3	6,608,001	3.9
All directors and officers as a group	0	--	179,641	7.5	674,735	10.9	14,456,429	8.5
R&R Biotech, LLC 330 Madison Avenue New York, NY 10017	16,547,694	66.2	--	--	--	--	16,547,694	9.7
J. Jay Lobell(2) 365 West End Avenue New York, NY 10024	0	--	0	--	1,921,987	31.1	32,521,584	19.1
Atlas Equity I, Ltd.(3) 181 W. Madison, Ste 3600 Chicago, IL 60602	0	--	935,000	39.0	42,105	*	16,533,412	9.7
__________
*   less than 1 percent

(1)	Includes (a) 119,761 shares of Series A Preferred Stock and 200,000 shares of Series B Preferred Stock held by Coqui Capital Partners, LP, of which Mr. Kier is the general partner, (b) 29,940 shares of Series A Preferred Stock held by JIJ Investments, of which Mr. Kier is a partner, and (c) 84,210 shares of Series B Preferred Stock held by Kier Family Partners, L.P., of which Mr. Kier is general partner.

(2)	Includes 1,912,224 shares of Series B Convertible Stock held by various trusts established for the benefit of Lindsay A. Rosenwald, M.D. and members of Dr. Rosenwald’s family, of which Mr. Lobell is trustee or investment manager.

(3)	Includes 42,105 shares of Series A Preferred Stock held by Jacob Gotlieb, a principal of an entity affiliated with Atlas Equity I, Ltd.

15

The foregoing footnotes are provided for informational purposes only and each person disclaims beneficial ownership of shares owned by any member of his or her family or held in trust for any other person, including family members.

OTHER MATTERS

Change in Control

Pursuant to a Stock Purchase Agreement dated June 17, 2004, as amended, among the Company, R&R Biotech, LLC, Turquoise Partners, LLC, Chase Financing, Inc. (collectively, the “Purchasers”) and The Washington Trust, the Washington Trust sold to R&R Biotech, Turquoise Partners and Chase Financing an aggregate of 20,684,618 shares of the Company’s common stock, which represented approximately 83 percent of the Company’s outstanding common shares. The Trust received an aggregate purchase price of approximately $388,000 in cash. The Company did not receive any sale proceeds or other consideration in connection with this transaction.

Also, as indicated above, pursuant to an Agreement and Plan of Merger dated as of June 17, 2004 by and among the Company, EMLR Acquisition Corp., a Delaware corporation and wholly owned subsidiary of the Company, and Hana, on July 21, 2004 EMLR Acquisition merged with and into Hana, with Hana remaining as the surviving company and a wholly owned operating subsidiary of the Company.

Immediately prior to the effective time of the merger, Hana had outstanding 6,179,829 shares of its common stock and 2,395,210 shares of its Series A Convertible Preferred Stock. In accordance with the terms of the merger, each share of Hana common stock automatically converted into and became exchangeable for one (1) share of the Company’s Series B Preferred Stock, and each share of Hana Series A stock converted into and became exchangeable for one (1) share of the Company’s Series A Stock. Each share of the Company’s Series A and EMLR Series B is initially convertible at a rate of 16.920814 shares of the Company’s common stock for each preferred share. Hana also had outstanding options and warrants to purchase an aggregate of 1,311,065 shares of its common stock at the time of the merger, which now represent the right to purchase an aggregate of approximately 22,184,287 shares of the Company’s common stock. Accordingly, following the merger and assuming the conversion of all outstanding options and warrants, the Company has approximately 192,276,931 shares of common stock outstanding.

In accordance with the terms of the merger, the Company’s Board of Directors was reconstituted immediately following the effective time of the merger. Specifically, prior to July 21, 2004, the Company’s Board of Directors consisted of Dan O’Meara and Sharon Leach. Prior to the merger on July 21, 2004, Sharon Leach resigned, leaving Mr. O’Meara as the sole director. Immediately following the merger, in accordance with the Company’s bylaws and the CBCA, Mr. O’Meara appointed Mark J. Ahn, Ph.D., Arie Belldegrun, M.D., Isaac Kier, Leon Rosenberg, M.D., and Michael Weiser, M.D., Ph.D., each of whom was an existing director of Hana. Following their appointment, the Company’s newly-constituted board of directors appointed new officers of the Company, as follows: Dr. Ahn, President & CEO; Jonathan P. Serbin, Chief Financial Officer (until August 15, 2004); John P. Iparraguirre, Chief Financial Officer (on an interim basis, beginning August 15, 2004) and Secretary; and Fred Vitale, Vice President – Business Development.

16

Other Business

The Company’s bylaws and the Colorado Business Corporation Act do not permit any other matter not referred to in the notice of meeting that accompanied this Proxy Statement to be considered at the Special Meeting.

By Order of the Board of Directors

Dated August , 2004	John P. Iparraguirre
Secretary

17

Appendix A

AGREEMENT AND PLAN OF MERGER

This Agreement and Plan of Merger (the “Plan”) is adopted as of August 20, 2004, by and between Hana Biosciences, Inc., a Delaware corporation (“Hana”), and Email Real Estate.com, Inc., a Colorado corporation (“EMLR”).

WHEREAS, Hana is a corporation duly organized and existing under the laws of the State of Delaware;

WHEREAS, EMLR is a corporation duly organized and existing under the laws of the State of Colorado;

WHEREAS, on the date hereof, Hana has authority to issue 100,000,000 shares of undesignated capital stock, of which 1,000 shares of Common Stock, par value $.01 per share (the “Delaware Common Stock”) are issued and outstanding, all of which are owned by EMLR;

WHEREAS, on the date hereof, Hana also has authority to issue 2,395,210 shares of Series A Convertible Preferred Stock, par value $0.001 per share (the “Delaware Preferred Stock”), none of which has been issued or is outstanding;

WHEREAS, on the date hereof, EMLR has authority to issue 100,000,000 shares of Common Stock, par value $.001 per share (the “Colorado Common Stock”), of which 24,996,000 shares are issued and outstanding;

WHEREAS, on the date hereof, EMLR has authority to issue 2,395,210 shares of Series A Convertible Preferred Stock, par value $.01 per share (the “Colorado Series A Preferred Stock”), all of which are issued and outstanding;

WHEREAS, on the date hereof, EMLR has authority to issue 6,179,829,000 shares of Series B Convertible Preferred Stock, par value $1.00 per share (the “Colorado Series B Preferred Stock”), all of which shares are issued and outstanding;

WHEREAS, the respective boards of directors of Hana and EMLR have determined that, for the purpose of effecting the reincorporation of EMLR in the State of Delaware, it is advisable and in the best interests of such corporations and their respective shareholders that EMLR merge with and into Hana upon the terms and conditions herein provided; and

WHEREAS, the respective boards of directors of Hana and EMLR have unanimously approved this Plan and have directed that this Plan be submitted to a vote of their respective shareholders.

NOW, THEREFORE, in consideration of the mutual agreements and covenants set forth herein, EMLR and Hana hereby agree to merge as follows:

1.    Merger.   Subject to the terms and conditions hereinafter set forth, EMLR shall be merged with and into Hana, which shall be the surviving corporation in the merger (the “Merger”). The Merger shall be effective on the date and at the time a properly executed certificate of merger consistent with the terms of this Merger Agreement and the Delaware General Corporation Law (“DGCL”) is filed with the Secretary of State of Delaware and a certificate of merger is also filed with the Secretary of the State of Colorado as required by the Colorado Business Corporations Act (the “Effective Time”).

2.    Principal Office of Hana.   The principal office of Hana is 400 Oyster Point Boulevard, Suite 215, South San Francisco, California 94080.

3.    Corporate Documents.  The Certificate of Incorporation Hana, as in effect immediately prior to the Effective Time, shall continue to be the Certificate of Incorporation of Hana as the surviving corporation without change or amendment until further amended in accordance with the provisions thereof and applicable law. The Bylaws of Hana, as in effect immediately prior to the Effective Time, shall continue to be the Bylaws of Hana as the surviving corporation without change or amendment until further amended in accordance with the provisions thereof and applicable law.

4.    Directors and Officers.  The directors and officers of EMLR at the Effective Time shall be and become directors and officers, holding the same titles and positions, of Hana at the Effective Time, and after the Effective Time shall serve in accordance with the Bylaws of Hana.

5.    Succession.  At the Effective Time, Hana shall succeed to EMLR in the manner of and as more fully set forth in Section 259 of the DGCL and in Section 7-111-106 of the CBCA.

6.    Further Assurances.  From time to time, as and when required by Hana or by its successors and assigns, there shall be executed and delivered on behalf of EMLR such deeds and other instruments, and there shall be taken or caused to be taken by it such further and other action, as shall be appropriate or necessary in order to vest or perfect in or to confer of record or otherwise in EMLR the title to and possession of all the interests, assets, rights, privileges, immunities, powers, franchises and authority of EMLR, and otherwise to carry out the purposes and intent of this Merger Agreement, and the officers and directors of Hana are fully authorized in the name and on behalf of EMLR or otherwise to take any and all such actions and to execute and deliver any and all such deeds and other instruments.

7.    Common Stock of EMLR.  At the Effective Time, by virtue of the Merger and without any action on the part of the holder thereof, each share of Colorado Common Stock outstanding immediately prior thereto shall be changed and converted automatically into one-twelfth (1/12) of one fully paid and nonassessable share of Delaware Common Stock.

8.    Series A Preferred Stock of EMLR.   At the Effective Time, by virtue of the Merger and without any action on the part of the holder thereof, each share of Colorado Series A Preferred Stock outstanding immediately prior thereto shall be changed and converted automatically into one fully paid and nonassessable share of Delaware Preferred Stock. The terms of the Delaware Preferred Stock are, and shall continue to be, substantially identical to the terms of the Colorado Series A Preferred Stock, except that, each share of Delaware Preferred Stock shall be initially convertible into 1.410068 shares of Delaware Common Stock, subject to adjustment for stock splits, combinations and similar recapitalization events.

    9.     Series B Preferred Stock of EMLR.   As provided by the terms of the Colorado Series B Preferred Stock, at the Effective Time, by virtue of the Merger and without any action on the part of the holder thereof, each share of Colorado Series B Preferred Stock outstanding immediately prior thereto shall be changed and converted automatically into 1.410068 shares of Delaware Common Stock.

10.     Stock Certificates.   At and after the Effective Time, all of the outstanding certificates which prior to that time represented shares of Colorado Common Stock shall be deemed for all purposes to evidence ownership of and to represent shares of Delaware Common Stock into which the shares of the Colorado Common Stock represented by such certificates have been converted as herein provided. All of the outstanding certificates which prior to the Effective Time represented shares of Colorado Series A Preferred Stock shall be deemed for all purposes to evidence ownership of and to represent shares of Delaware Preferred Stock into which the shares of Colorado Preferred Stock have been converted as herein provided. At and after the Effective Time, all of the outstanding certificates which prior to that time represented shares of Colorado Series B Preferred Stock shall be deemed for all purposes to evidence ownership of and to represent shares of Delaware Common Stock into which the shares of the Colorado Common Stock represented by such certificates have been converted as herein provided. The registered owner on the books and records of EMLR or its transfer agent of any such outstanding stock certificate shall, until such certificate shall have been surrendered for transfer or otherwise accounted for to Hana or its transfer agent, have and be entitled to exercise any voting and other rights with respect to and to receive any dividend and other distributions upon the shares of Delaware Common Stock or Delaware Preferred Stock evidenced by such outstanding certificate as above provided.

A-2

11.    Options.   Each option, warrant or other right to purchase shares of Colorado Common Stock, which are outstanding at the Effective Time shall, by virtue of the Merger and without any action on the part of the holder thereof, be converted into and become an option, warrant or right to purchase one-twelfth (1/12) of one share of Delaware Common Stock at an option price per share equal to twelve (12) times the purchase price applicable to the option, warrant or other right to purchase Colorado Common Stock.

12.    Common Stock of Hana.   At the Effective Time, the previously outstanding 1,000 shares of Common Stock of Hana registered in the name of EMLR and which shall, by reason of the Merger, be reacquired by Hana, shall be retired and shall resume the status of authorized and unissued shares of Common Stock of Hana, and no shares of Delaware Common Stock or other securities of Hana shall be issued in respect thereof.

13.    Amendment.  At any time before or after approval by the shareholders of EMLR, this Plan may be amended in any manner (except that Sections 7 and 8 and any of the other principal terms may not be amended without the approval of the shareholders of EMLR) as may be determined in the judgment of the respective Boards of Directors of Hana and EMLR to be necessary, desirable or expedient in order to clarify the intention of the parties hereto or to effect or facilitate the purposes and intent of this Merger Agreement.

14.    Abandonment.   This Merger Agreement and the Merger contemplated hereby are subject to approval by the holders of a majority of the outstanding shares of Colorado Common Stock, Colorado Series A Preferred Stock and Colorado Series B Preferred Stock, voting together as one class. At any time before the Effective Time, this Merger Agreement may be terminated and the Merger contemplated hereby may be abandoned by the Board of Directors of either EMLR or Hana or both, notwithstanding approval of this Merger Agreement by the sole shareholder of Hana or the shareholders of EMLR, or both.

15.    Rights and Duties of Hana.   At the Effective Time and for all purposes the separate existence of EMLR shall cease and shall be merged with and into Hana which, as the surviving corporation, shall thereupon and thereafter possess all the rights, privileges, immunities, licenses and franchises (whether of a public or private nature) of EMLR; and all property (real, personal and mixed), all debts due on whatever account, all choses in action, and all and every other interest of or belonging to or due to EMLR shall continue and be taken and deemed to be transferred to and vested in Hana without further act or deed; and the title to any real estate, or any interest therein, vested in EMLR shall not revert or be in any way impaired by reason of such Merger; and Hana shall thenceforth be responsible and liable for all the liabilities and obligations of EMLR; and, to the extent permitted by law, any claim existing, or action or proceeding pending, by or against EMLR may be prosecuted as if the Merger had not taken place, or Hana may be substituted in the place of such corporation. Neither the rights of creditors nor any liens upon the property of EMLR shall be impaired by the Merger. If at any time Hana shall consider or be advised that any further assignment or assurances in law or any other actions are necessary or desirable to vest the title of any property or rights of EMLR in Hana according to the terms hereof, the officers and directors of Hana are empowered to execute and make all such proper assignments and assurances and do any and all other things necessary or proper to vest title to such property or other rights in Hana, and otherwise to carry out the purposes of this Merger Agreement.

A-3

16.    Consent to Service of Process.   Hana hereby irrevocably appoints the Secretary of the State of Colorado and the successors of such officer its attorney in the State of Colorado upon whom may be served any notice, process or pleading in any action or proceeding against it to enforce against Hana any obligation of EMLR or to enforce the rights of a dissenting shareholder of EMLR.

IN WITNESS WHEREOF, this Agreement and Plan of Merger, having first been duly approved by resolution of the Boards of Directors of EMLR and Hana, has been executed on behalf of each of said two corporations by their respective duly authorized officers.

	EMAIL REAL ESTATE.COM, INC. a Colorado corporation		HANA BIOSCIENCES, INC., a Delaware corporation

By:	/s/ Mark J. Ahn	By:	/s/ Mark J. Ahn

	Mark J. Ahn Chief Executive Officer		Mark J. Ahn Chief Executive Officer

A-4

Appendix B

AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
of
HANA BIOSCIENCES, INC.

1.    Name . The name of the corporation is Hana Biosciences, Inc. (the “Corporation”).

    2.     Address; Registered Office and Agent. The address of the Corporation’s registered office is Corporation Trust Center, 1209 Orange Street, Wilmington, Delaware 19801, in New Castle County; the name of its registered agent at such address is Corporation Trust Company. The Corporation may form time to time, in the manner provided by law, change the registered agent and the registered office within the State of Delaware. The Corporation may also maintain offices for the conduct of its business, either within or without the State of Delaware.

    3.     Purposes. The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the Delaware General Corporation Law.

    4.     Number of Shares. The total number of shares of all classes of stock that the Corporation shall have authority to issue is One Hundred Ten Million (110,000,000) shares consisting of: One Hundred Million (100,000,000) shares of common stock, $.001 par value per share (“Common Stock”); and Ten Million (10,000,000) shares of preferred stock, $.001 par value per share (“Preferred Stock”).

The Preferred Stock may be divided into, and may be issued from time to time in one or more series. The Board of Directors of the Corporation (“Board”) is authorized from time to time to establish and designate any such series of Preferred Stock, to fix and determine the variations in the relative rights, preferences, privileges and restrictions as between and among such series and any other class of capital stock of the Corporation and any series thereof, and to fix or alter the number of shares comprising any such series and the designation thereof. The authority of the Board from time to time with respect to each such series shall include, but not be limited to, determination of the following:

    a.     The designation of the series;

    b.     The number of shares of the series and (except where otherwise provided in the creation of the series) any subsequent increase or decrease therein;

    c.     The dividends, if any, for shares of the series and the rates, conditions, times and relative preferences thereof;

    d.     The redemption rights, if any, and price or prices for shares of the series;

    e.     The terms and amounts of any sinking fund provided for the purchase or redemption of the series;

    f.     The relative rights of shares of the series in the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation;

    g.     Whether the shares of the series shall be convertible into shares of any other class or series of shares of the Corporation, and, if so, the specification of such other class or series, the conversion prices or rate or rates, any adjustments thereof, the date or dates as of which such shares shall be convertible and all other terms and conditions upon which such conversion may be made;

    h.     The voting rights, if any, of the holders of such series; and

    i.     Such other designations, powers, preference and relative, participating, optional or other special rights and qualifications, limitations or restrictions thereof.

    5.     Election of Directors. Unless and except to the extent that the By-laws of the Corporation (the “By-laws”) shall so require, the election of directors of the Corporation need not be by written ballot.

    6.     Limitation of Liability. To the fullest extent permitted under the General Corporation Law, as amended from time to time, no director of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director. Any amendment, repeal or modification of the foregoing provision shall not adversely affect any right or protection of a director of the Corporation hereunder in respect of any act or omission occurring prior to the time of such amendment, repeal or modification.

    7.     Indemnification.

    7.1     Right to Indemnification. The Corporation shall indemnify and hold harmless, to the fullest extent permitted by applicable law as it presently exists or may hereafter be amended, any person (a “Covered Person”) who was or is made or is threatened to be made a party or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (a “Proceeding”), by reason of the fact that he or she, or a person for whom he or she is the legal representative, is or was a director or officer of the Corporation or, while a director or officer of the Corporation, is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust, enterprise or nonprofit entity (an “Other Entity”), including service with respect to employee benefit plans, against all liability and loss suffered and expenses (including attorneys’ fees) reasonably incurred by such Covered Person. Notwithstanding the preceding sentence, except as otherwise provided in Section 7.3, the Corporation shall be required to indemnify a Covered Person in connection with a Proceeding (or part thereof) commenced by such Covered Person only if the commencement of such Proceeding (or part thereof) by the Covered Person was authorized by the Board.

7.2    Prepayment of Expenses. The Corporation shall pay the expenses (including attorneys’ fees) incurred by a Covered Person in defending any Proceeding in advance of its final disposition, provided, however, that, to the extent required by applicable law, such payment of expenses in advance of the final disposition of the Proceeding shall be made only upon receipt of an undertaking by the Covered Person to repay all amounts advanced if it should be ultimately determined that the Covered Person is not entitled to be indemnified under this Article 8 or otherwise.

    7.3     Claims. If a claim for indemnification or advancement of expenses under this Article 7 is not paid in full within 30 days after a written claim therefor by the Covered Person has been received by the Corporation, the Covered Person may file suit to recover the unpaid amount of such claim and, if successful in whole or in part, shall be entitled to be paid the expense of prosecuting such claim. In any such action the Corporation shall have the burden of proving that the Covered Person is not entitled to the requested indemnification or advancement of expenses under applicable law.

B-2

    7.4     Nonexclusivity of Rights. The rights conferred on any Covered Person by this Article 7 shall not be exclusive of any other rights that such Covered Person may have or hereafter acquire under any statute, provision of this Certificate of Incorporation, the By-laws, agreement, vote of stockholders or disinterested directors or otherwise.

    7.5     Other Sources. The Corporation’s obligation, if any, to indemnify or to advance expenses to any Covered Person who was or is serving at its request as a director, officer, employee or agent of an Other Entity shall be reduced by any amount such Covered Person may collect as indemnification or advancement of expenses from such Other Entity.

    7.6     Amendment or Repeal. Any repeal or modification of the foregoing provisions of this Article 7 shall not adversely affect any right or protection hereunder of any Covered Person in respect of any act or omission occurring prior to the time of such repeal or modification.

    7.7     Other Indemnification and Prepayment of Expenses. This Article 7 shall not limit the right of the Corporation, to the extent and in the manner permitted by applicable law, to indemnify and to advance expenses to persons other than Covered Persons when and as authorized by appropriate corporate action.

    8.     Adoption, Amendment and/or Repeal of By-Laws . In furtherance and not in limitation of the powers conferred by the laws of the State of Delaware, the Board is expressly authorized to make, alter and repeal the By-laws, subject to the power of the stockholders of the Corporation to alter or repeal any By-law whether adopted by them or otherwise.

    9.     Certificate Amendments. The Corporation reserves the right at any time, and from time to time, to amend, alter, change or repeal any provision contained in this Amended and Restated Certificate of Incorporation, and other provisions authorized by the laws of the State of Delaware at the time in force may be added or inserted, in the manner now or hereafter prescribed by applicable law; and all rights, preferences and privileges of whatsoever nature conferred upon stockholders, directors or any other persons whomsoever by and pursuant to this Amended and Restated Certificate of Incorporation in its present form or as hereafter amended are granted subject to the rights reserved in this article.

IN WITNESS WHEREOF, the Corporation has caused this Amended and Restated Certificate of Incorporation to be executed in its corporate name on this___ day of ________________, 2004.

HANA BIOSCIENCES, INC.

By:

Mark J. Ahn
President and Chief Executive Officer

B-3

Appendix C

BYLAWS OF
HANA BIOSCIENCES, INC.

AMENDED AND RESTATED

BY-LAWS

of

HANA BIOSCIENCES, INC.

(A Delaware Corporation)

ARTICLE 1.
DEFINITIONS

As used in these By-laws, unless the context otherwise requires, the term:

    1.1     “Assistant Secretary” means an Assistant Secretary of the Corporation.

    1.2     “Assistant Treasurer” means an Assistant Treasurer of the Corporation.

    1.3     “Board” means the Board of Directors of the Corporation.

    1.4     “By-laws” means the initial by-laws of the Corporation, as amended from time to time.

    1.5     “Certificate of Incorporation” means the initial certificate of incorporation of the Corporation, as amended, supplemented or restated from time to time.

    1.6     “Chairman” means the Chairman of the Board of Directors of the Corporation.

    1.7     “Corporation” means Hana Biosciences, Inc.

    1.8     “Directors” means directors of the Corporation.

    1.9     “Entire Board” means all then authorized directors of the Corporation.

    1.10     “General Corporation Law” means the General Corporation Law of the State of Delaware, as amended from time to time.

    1.11     “Office of the Corporation” means the executive office of the Corporation, anything in Section 131 of the General Corporation Law to the contrary notwithstanding.

    1.12     “President” means the President of the Corporation.

    1.13     “Secretary” means the Secretary of the Corporation.

    1.14     “Stockholders” means stockholders of the Corporation.

    1.15     “Treasurer” means the Treasurer of the Corporation.

    1.16     “Vice President” means a Vice President of the Corporation.

ARTICLE 2.
STOCKHOLDERS

    2.1     Place of Meetings. Every meeting of Stockholders may be held at such place, within or without the State of Delaware, as may be designated by resolution of the Board from time to time.

    2.2     Annual Meeting. If required by applicable law, a meeting of Stockholders shall be held annually for the election of Directors at such date and time as may be designated by resolution of the Board from time to time. Any other business may be transacted at the annual meeting.

    2.3     Special Meetings. Unless otherwise prescribed by applicable law, special meetings of Stockholders may be called at any time by the Board and may not be called by any other person or persons. Business transacted at any special meeting of Stockholders shall be limited to the purpose stated in the notice.

    2.4     Fixing Record Date. For the purpose of (a) determining the Stockholders entitled (i) to notice of or to vote at any meeting of Stockholders or any adjournment thereof, (ii) unless otherwise provided in the Certificate of Incorporation, to express consent to corporate action in writing without a meeting or (iii) to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock; or (b) any other lawful action, the Board may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date was adopted by the Board and which record date, unless otherwise required by applicable law, shall not be (x) in the case of clause (a)(i) above, more than 60 nor less than 10 days before the date of such meeting, (y) in the case of clause (a)(ii) above, more than 10 days after the date upon which the resolution fixing the record date was adopted by the Board and (z) in the case of clause (a)(iii) or (b) above, more than 60 days prior to such action. If no such record date is fixed:

2.4.1    the record date for determining Stockholders entitled to notice of or to vote at a meeting of Stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held;

2.4.2    the record date for determining Stockholders entitled to express consent to corporate action in writing without a meeting (unless otherwise provided in the Certificate of Incorporation), when no prior action by the Board is required by applicable law, shall be the first day on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the Corporation in accordance with applicable law; and when prior action by the Board is required by applicable law, the record date for determining Stockholders entitled to express consent to corporate action in writing without a meeting shall be at the close of business on the date on which the Board adopts the resolution taking such prior action; and

C-2

2.4.3    the record date for determining Stockholders for any purpose other than those specified in Sections 2.4.1 and 2.4.2 shall be at the close of business on the day on which the Board adopts the resolution relating thereto. When a determination of Stockholders of record entitled to notice of or to vote at any meeting of Stockholders has been made as provided in this Section 2.4, such determination shall apply to any adjournment thereof unless the Board fixes a new record date for the adjourned meeting.

    2.5     Notice of Meetings of Stockholders. Whenever under the provisions of applicable law, the Certificate of Incorporation or these By-laws, Stockholders are required or permitted to take any action at a meeting, notice shall be given stating the place ,if any, date and hour of the meeting ,the means of remote communication, if any, by which Stockholders and proxy holders may be deemed to be present in person and vote at such meeting, and, in the case of a special meeting, the purpose or purposes for which the meeting is called. Unless otherwise provided by applicable law, the Certificate of Incorporation or these By-laws, notice of any meeting shall be given, not less than 10 nor more than 60 days before the date of the meeting, to each Stockholder entitled to vote at such meeting. If mailed, such notice shall be deemed to be given when deposited in the United States mail, with postage prepaid, directed to the Stockholder at his or her address as it appears on the records of the Corporation. An affidavit of the Secretary or an Assistant Secretary or of the transfer agent of the Corporation that the notice required by this Section 2.5 has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein. Any meeting of Stockholders, annual or special, may adjourn from time to time to reconvene at the same or some other place. When a meeting is adjourned to another time or place, notice need not be given of the adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken, and at the adjourned meeting any business may be transacted that might have been transacted at the meeting as originally called. If, however, the adjournment is for more than 30 days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each Stockholder of record entitled to vote at the meeting.

    2.6     Waivers of Notice. Whenever the giving of any notice to Stockholders is required by applicable law, the Certificate of Incorporation or these By-laws, a waiver thereof, given by the person entitled to said notice, whether before or after the event as to which such notice is required, shall be deemed equivalent to notice. Attendance by a Stockholder at a meeting shall constitute a waiver of notice of such meeting except when the Stockholder attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business on the ground that the meeting has not been lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the Stockholders need be specified in any waiver of notice unless so required by applicable law, the Certificate of Incorporation or these By-laws.

C-3

    2.7     List of Stockholders. The Secretary shall prepare and make, at least 10 days before every meeting of Stockholders, a complete list of the Stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each Stockholder and the number of shares registered in the name of each Stockholder. Such list shall be open to the examination of any Stockholder, the Stockholder’s agent, or attorney, at the Stockholder’s expense, for any purpose germane to the meeting, for a period of at least 10 days prior to the meeting, during ordinary business hours at the principal place of business of the Corporation, or on a reasonably accessible electronic network as provided by applicable law. If the meeting is to be held at a place, the list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any Stockholder who is present. If the meeting is held solely by means of remote communication, the list shall also be open for examination as provided by applicable law. Upon the willful neglect or refusal of the Directors to produce such a list at any meeting for the election of Directors, they shall be ineligible for election to any office at such meeting. Except as provided by applicable law, the stock ledger shall be the only evidence as to who are the Stockholders entitled to examine the stock ledger, the list of Stockholders or the books of the Corporation, or to vote in person or by proxy at any meeting of Stockholders.

    2.8     Quorum of Stockholders; Adjournment. Except as otherwise provided by applicable law, the Certificate of Incorporation or these By-laws, at each meeting of Stockholders, the presence in person or by proxy of the holders of a majority in voting power of all outstanding shares of stock entitled to vote at the meeting of Stockholders, shall constitute a quorum for the transaction of any business at such meeting. In the absence of a quorum, the holders of a majority in voting power of the shares of stock present in person or represented by proxy at any meeting of Stockholders, including an adjourned meeting, whether or not a quorum is present, may adjourn such meeting to another time and place. Shares of its own stock belonging to the Corporation or to another corporation, if a majority of the shares entitled to vote in the election of directors of such other corporation is held, directly or indirectly, by the Corporation, shall neither be entitled to vote nor be counted for quorum purposes; provided, however, that the foregoing shall not limit the right of the Corporation to vote stock, including but not limited to its own stock, held by it in a fiduciary capacity.

    2.9     Voting; Proxies. Unless otherwise provided in the Certificate of Incorporation, every Stockholder entitled to vote at any meeting of Stockholders shall be entitled to one vote for each share of stock held by such Stockholder which has voting power upon the matter in question. At any meeting of Stockholders, all matters, except as otherwise provided by the Certificate of Incorporation, these By-laws, the rules and regulations of any stock exchange applicable to the Corporation, applicable law or pursuant to any rules or regulations applicable to the Corporation or its securities, shall be decided by the affirmative vote of a majority in voting power of shares of stock present in person or represented by proxy and entitled to vote thereon. At all meetings of Stockholders for the election of Directors, a plurality of the votes cast shall be sufficient to elect. Each Stockholder entitled to vote at a meeting of Stockholders or to express consent or dissent to corporate action in writing without a meeting may authorize another person or persons to act for such Stockholder by proxy but no such proxy shall be voted or acted upon after three years from its date, unless the proxy provides for a longer period. A proxy shall be irrevocable if it states that it is irrevocable and if, and only so long as, it is coupled with an interest sufficient in law to support an irrevocable power. A Stockholder may revoke any proxy that is not irrevocable by attending the meeting and voting in person or by delivering to the Secretary a revocation of the proxy or by delivering a new proxy bearing a later date.

C-4

    2.10     Voting Procedures and Inspectors of Election at Meetings of Stockholders. The Board, in advance of any meeting of Stockholders, may, and shall if required by applicable law, appoint one or more inspectors, who may be employees of the Corporation, to act at the meeting and make a written report thereof. The Board may designate one or more persons as alternate inspectors to replace any inspector who fails to act. If no inspector or alternate is able to act at a meeting, the person presiding at the meeting may, and shall if required by applicable law, appoint one or more inspectors to act at the meeting. Each inspector, before entering upon the discharge of his or her duties, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of his or her ability. The inspectors shall (a) ascertain the number of shares outstanding and the voting power of each, (b) determine the shares represented at the meeting and the validity of proxies and ballots, (c) count all votes and ballots, (d) determine and retain for a reasonable period a record of the disposition of any challenges made to any determination by the inspectors, and (e) certify their determination of the number of shares represented at the meeting and their count of all votes and ballots. The inspectors may appoint or retain other persons or entities to assist the inspectors in the performance of their duties. Unless otherwise provided by the Board, the date and time of the opening and the closing of the polls for each matter upon which the Stockholders will vote at a meeting shall be determined by the person presiding at the meeting and shall be announced at the meeting. No ballot, proxies or votes, or any revocation thereof or change thereto, shall be accepted by the inspectors after the closing of the polls unless the Court of Chancery of the State of Delaware upon application by a Stockholder shall determine otherwise. In determining the validity and counting of proxies and ballots cast at any meeting of Stockholders, the inspectors may consider such information as is permitted by applicable law. No person who is a candidate for office at an election may serve as an inspector at such election.

    2.11     Conduct of Meetings; Organization. The Board may adopt by resolution such rules and regulations for the conduct of the meeting of Stockholders as it shall deem appropriate. Unless another officer is designated by the Board, at each meeting of Stockholders, the President, or in the absence of the President, the Chairman, or if there is no Chairman or if there be one and the Chairman is absent, a Vice President, and in case more than one Vice President shall be present, that Vice President designated by the Board (or in the absence of any such designation, the most senior Vice President, based on age, present), shall preside over the meeting. Except to the extent inconsistent with such rules and regulations as adopted by the Board, the person presiding over any meeting of Stockholders shall have the right and authority to convene and to adj ourn the meeting, to prescribe such rules, regulations and procedures and to do all such acts as, in the judgment of such person, are appropriate for the proper conduct of the meeting. Such rules, regulations or procedures, whether adopted by the Board or prescribed by the presiding officer of the meeting, may include, without limitation, the following: (i) the establishment of an agenda or order of business for the meeting; (ii) rules and procedures for maintaining order at the meeting and the safety of those present; (iii) limitations on attendance at or participation in the meeting to Stockholders of record of the Corporation, their duly authorized and constituted proxies or such other persons as the person presiding over the meeting shall determine; (iv) restrictions on entry to the meeting after the time fixed for the commencement thereof; and (v) limitations on the time allotted to questions or comments by participants. The presiding officer at any meeting of Stockholders, in addition to making any other determinations that may be appropriate to the conduct of the meeting, shall, if the facts warrant, determine and declare to the meeting that a matter or business was not properly brought before the meeting and if such presiding officer should so determine, such person shall so declare to the meeting and any such matter or business not properly brought before the meeting shall not be transacted or considered. Unless and to the extent determined by the Board or the person presiding over the meeting, meetings of Stockholders shall not be required to be held in accordance with the rules of parliamentary procedure. The Secretary, or in his or her absence, one of the Assistant Secretaries, shall act as secretary of the meeting. In case none of the officers above designated to act as the person presiding over the meeting or as secretary of the meeting, respectively, shall be present, a person presiding over the meeting or a secretary of the meeting, as the case may be, shall be designated by the Board, and in case the Board has not so acted, in the case of the designation of a person to act as secretary of the meeting, designated by the person presiding over the meeting.

C-5

    2.12     Order of Business. The order of business at all meetings of Stockholders shall be as determined by the person presiding over the meeting.

    2.13     Written Consent of Stockholders Without a Meeting. Unless otherwise provided in the Certificate of Incorporation, any action required by the General Corporation Law to be taken at any annual or special meeting of Stockholders may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted and shall be delivered (by hand or by certified or registered mail, return receipt requested) to the Corporation by delivery to its registered office in the State of Delaware, its principal place of business, or an officer or agent of the Corporation having custody of the book in which proceedings of meetings of Stockholders are recorded. Every written consent shall bear the date of signature of each Stockholder who signs the consent and no written consent shall be effective to take the corporate action referred to therein unless, within 60 days of the earliest dated consent delivered in the manner required by this Section 2.13, written consents signed by a sufficient number of holders to take action are delivered to the Corporation as aforesaid. Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall, to the extent required by applicable law, be given to those Stockholders who have not consented in writing, and who, if the action had been taken at a meeting, would have been entitled to notice of the meeting if the record date for such meeting had been the date that written consents signed by a sufficient number of holders to take the action were delivered to the Corporation .

ARTICLE 3.
DIRECTORS

    3.1     General Powers. Except as otherwise provided in the Certificate of Incorporation, the business and affairs of the Corporation shall be managed by or under the direction of the Board. The Board may adopt such rules and regulations, not inconsistent with the Certificate of Incorporation or these By-laws or applicable law, as it may deem proper for the conduct of its meetings and the management of the Corporation.

C-6

    3.2     Number; Qualification; Term of Office. The Board shall consist of one or more members, the number thereof to be determined from time to time by resolution of the Board. Directors need not be Stockholders. Each Director shall hold office until a successor is duly elected and qualified or until the Director’s earlier death, resignation, disqualification or removal.

    3.3     Newly Created Directorships and Vacancies. Unless otherwise provided by applicable law or the Certificate of Incorporation, any newly created directorships resulting from an increase in the authorized number of Directors and vacancies occurring in the Board for any cause, may be filled by the affirmative votes of a majority of the remaining members of the Board, although less than a quorum, or by a sole remaining Director, or may be elected by a plurality of the votes cast. A Director so elected shall be elected to hold office until the expiration of the term of office of the Director whom he or she has replaced or until a successor is elected and qualified, or until the Director’s earlier death, resignation or removal.

    3.4     Resignation. Any Director may resign at any time by notice given in writing or by electronic transmission to the Corporation. Such resignation shall take effect at the time therein specified, and, unless otherwise specified in such resignation, the acceptance of such resignation shall not be necessary to make it effective.

    3.5     Regular Meetings. Regular meetings of the Board may be held without notice at such times and at such places within or without the State of Delaware as may be determined from time to time by resolution of the Board.

    3.6     Special Meetings. Special meetings of the Board may be held at such times and at such places within or without the State of Delaware whenever called by the Chairman, the President or the Secretary or by any two or more Directors then serving as Directors on at least 24 hours’ notice to each Director given by one of the means specified in Section 3.9 hereof other than by mail, or on at least three days’ notice if given by mail. Special meetings shall be called by the Chairman, President or Secretary in like manner and on like notice on the written request of any two or more of the Directors then serving as Directors.

    3.7     Telephone Meetings. Directors or members of any committee designated by the Board may participate in a meeting of the Board or of such committee by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to this Section 3.7 shall constitute presence in person at such meeting.

    3.8     Adjourned Meetings. A majority of the Directors present at any meeting of the Board, including an adjourned meeting, whether or not a quorum is present, may adjourn such meeting to another time and place. At least 24 hours’ notice of any adjourned meeting of the Board shall be given to each Director whether or not present at the time of the adjournment, if such notice shall be given by one of the means specified in Section 3.9 hereof other than by mail, or at least three days’ notice if by mail. Any business may be transacted at an adjourned meeting that might have been transacted at the meeting as originally called.

C-7

    3.9     Notice Procedure. Subject to Sections 3.6 and 3.10 hereof, whenever, under applicable law, the Certificate of Incorporation or these By-laws, notice is required to be given to any Director, such notice shall be deemed given effectively if given in person or by telephone, by mail addressed to such Director at such Director’s address as it appears on the records of the Corporation, with postage thereon prepaid, or by telegram, telecopy or, if consented to by the Director to whom notice is given, by other means of electronic transmission.

    3.10     Waiver of Notice. Whenever the giving of any notice to Directors is required by applicable law, the Certificate of Incorporation or these By-laws, a waiver thereof, given by the Director entitled to said notice, whether before or after the event as to which such notice is required, shall be deemed equivalent to notice. Attendance by a Director at a meeting shall constitute a waiver of notice of such meeting except when the Director attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business on the ground that the meeting has not been lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the Directors or a committee of Directors need be specified in any waiver of notice unless so required by applicable law, the Certificate of Incorporation or these By-laws.

    3.11     Organization. At each meeting of the Board, the Chairman, or in the absence of the Chairman, the President, or in the absence of the President, a chairman chosen by a majority of the Directors present, shall preside. The Secretary shall act as secretary at each meeting of the Board. In case the Secretary shall be absent from any meeting of the Board, an Assistant Secretary shall perform the duties of secretary at such meeting; and in the absence from any such meeting of the Secretary and all Assistant Secretaries, the person presiding at the meeting may appoint any person to act as secretary of the meeting.

    3.12     Quorum of Directors. The presence in person of a majority of the Entire Board shall be necessary and sufficient to constitute a quorum for the transaction of business at any meeting of the Board.

    3.13     Action by Majority Vote. Except as otherwise expressly required by applicable law, the Certificate of Incorporation or these By-laws, the vote of a majority of the Directors present at a meeting at which a quorum is present shall be the act of the Board.

    3.14     Action Without Meeting. Unless otherwise restricted by the Certificate of Incorporation or these By-laws, any action required or permitted to be taken at any meeting of the Board or of any committee thereof may be taken without a meeting if all Directors or members of such committee, as the case may be, consent thereto in writing or by electronic transmission, and the writing or writings or electronic transmission or transmissions are filed with the minutes of proceedings of the Board or committee.

ARTICLE 4.
COMMITTEES OF THE BOARD

The Board may, by resolution, designate one or more committees, each committee to consist of one or more of the Directors of the Corporation. The Board may designate one or more Directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of such committee. If a member of a committee shall be absent from any meeting, or disqualified from voting thereat, the remaining member or members present at the meeting and not disqualified from voting, whether or not such member or members constitute a quorum, may, by a unanimous vote, appoint another member of the Board to act at the meeting in the place of any such absent or disqualified member. Any such committee, to the extent permitted by applicable law and to the extent provided in the resolution of the Board designating such committee, shall have and may exercise all the powers and authority of the Board in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers that may require it. Unless otherwise specified in the resolution of the Board designating a committee, at all meetings of such committee, a majority of the then authorized members of the committee shall constitute a quorum for the transaction of business, and the vote of a majority of the members of the committee present at any meeting at which there is a quorum shall be the act of the committee. Each committee shall keep regular minutes of its meetings. Unless the Board otherwise provides, each committee designated by the Board may make, alter and repeal rules for the conduct of its business. In the absence of such rules each committee shall conduct its business in the same manner as the Board conducts its business pursuant to Article 3 of these By-laws.

C-8

ARTICLE 5.
OFFICERS

    5.1     Positions. The officers of the Corporation shall be a President, a Secretary, a Treasurer and such other officers as the Board may elect, including a Chairman, one or more Vice Presidents and one or more Assistant Secretaries and Assistant Treasurers, who shall exercise such powers and perform such duties as shall be determined from time to time by resolution of the Board. The Board may elect one or more Vice Presidents as Executive Vice Presidents and may use descriptive words or phrases to designate the standing, seniority or areas of special competence of the Vice Presidents elected or appointed by it. Any number of offices may be held by the same person unless the Certificate of Incorporation or these By-laws otherwise provide.

    5.2     Election. The officers of the Corporation shall be elected by the Board at its annual meeting or at such other time or times as the Board shall determine.

    5.3     Term of Office. Each officer of the Corporation shall hold office for the term for which he or she is elected and until such officer’s successor is elected and qualifies or until such officer’s earlier death, resignation or removal. Any officer may resign at any time upon written notice to the Corporation. Such resignation shall take effect at the date of receipt of such notice or at such later time as is therein specified, and, unless otherwise specified, the acceptance of such resignation shall not be necessary to make it effective. The resignation of an officer shall be without prejudice to the contract rights of the Corporation, if any. Any officer may be removed at any time, with or without cause by the Board. Any vacancy occurring in any office of the Corporation may be filled by the Board. The removal of an officer with or without cause shall be without prejudice to the officer’s contract rights, if any. The election or appointment of an officer shall not of itself create contract rights.

    5.4     Fidelity Bonds. The Corporation may secure the fidelity of any or all of its officers or agents by bond or otherwise.

C-9

    5.5     Chairman. The Chairman, if one shall have been appointed, shall preside at all meetings of the Board and shall exercise such powers and perform such other duties as shall be determined from time to time by resolution of the Board.

    5.6     President. Unless a separate Chief Executive Officer has been appointed by the Board, the President shall be the Chief Executive Officer of the Corporation and shall have general supervision over the business of the Corporation, subject, however, to the control of the Board and of any duly authorized committee of the Board. Except as otherwise provided in Section 2.11, the President shall preside at all meetings of the Stockholders and shall also preside at all meetings of the Board at which the Chairman (if there be one) is not present. The President may sign and execute in the name of the Corporation deeds, mortgages, bonds, contracts and other instruments, except in cases in which the signing and execution thereof shall be expressly delegated by resolution of the Board or by these By-laws to some other officer or agent of the Corporation, or shall be required by applicable law otherwise to be signed or executed and, in general, the President shall perform all duties incident to the office of President of a corporation and such other duties as may from time to time be assigned to the President by resolution of the Board.

    5.7     Vice Presidents. At the request of the President, or, in the President’s absence, at the request of the Board, the Vice Presidents shall (in such order as may be designated by the Board, or, in the absence of any such designation, in order of seniority based on age) perform all of the duties of the President and, in so performing, shall have all the powers of, and be subject to all restrictions upon, the President. Any Vice President may sign and execute in the name of the Corporation deeds, mortgages, bonds, contracts or other instruments, except in cases in which the signing and execution thereof shall be expressly delegated by resolution of the Board or by these By-laws to some other officer or agent of the Corporation, or shall be required by applicable law otherwise to be signed or executed, and each Vice President shall perform such other duties as from time to time may be assigned to such Vice President by resolution of the Board or by the President.

    5.8     Secretary. The Secretary shall attend all meetings of the Board and of the Stockholders and shall record all the proceedings of the meetings of the Board and of the Stockholders in a book to be kept for that purpose, and shall perform like duties for committees of the Board, when required. The Secretary shall give, or cause to be given, notice of all special meetings of the Board and of the Stockholders and shall perform such other duties as may be prescribed by the Board or by the President, under whose supervision the Secretary shall be. The Secretary shall have custody of the corporate seal of the Corporation, and the Secretary, or an Assistant Secretary, shall have authority to affix the same on any instrument requiring it, and when so affixed, the seal may be attested by the signature of the Secretary or by the signature of such Assistant Secretary. The Board may, by resolution, give general authority to any other officer to affix the seal of the Corporation and to attest the same by such officer’s signature. The Secretary or an Assistant Secretary may also attest all instruments signed by the President or any Vice President. The Secretary shall have charge of all the books, records and papers of the Corporation relating to its organization and management, shall see that the reports, statements and other documents required by applicable law are properly kept and filed and, in general, shall perform all duties incident to the office of Secretary of a corporation and such other duties as may from time to time be assigned to the Secretary by resolution of the Board or by the President.

C-10

    5.9     Treasurer. The Treasurer, who may also be the Chief Financial Officer, shall have charge and custody of, and be responsible for, all funds, securities and notes of the Corporation; receive and give receipts for moneys due and payable to the Corporation from any sources whatsoever; deposit all such moneys and valuable effects in the name and to the credit of the Corporation in such depositaries as may be designated by the Board; against proper vouchers, cause such funds to be disbursed by checks or drafts on the authorized depositaries of the Corporation signed in such manner as shall be determined by the Board and be responsible for the accuracy of the amounts of all moneys so disbursed; regularly enter or cause to be entered in books or other records maintained for the purpose full and adequate account of all moneys received or paid for the account of the Corporation; have the right to require from time to time reports or statements giving such information as the Treasurer may desire with respect to any and all financial transactions of the Corporation from the officers or agents transacting the same; render to the President or the Board, whenever the President or the Board shall require the Treasurer so to do, an account of the financial condition of the Corporation and of all financial transactions of the Corporation; disburse the funds of the Corporation as ordered by the Board; and, in general, perform all duties incident to the office of Treasurer of a corporation and such other duties as may from time to time be assigned to the Treasurer by resolution of the Board or by the President.

    5.10     Assistant Secretaries and Assistant Treasurers. Assistant Secretaries and Assistant Treasurers shall perform such duties as shall be assigned to them by the Secretary or by the Treasurer, respectively, or by resolution of the Board or by the President.

ARTICLE 6.
INDEMNIFICATION

    6.1     Right to Indemnification. The Corporation shall indemnify and hold harmless, to the fullest extent permitted by applicable law as it presently exists or may hereafter be amended, any person (a “Covered Person”) who was or is made or is threatened to be made a party or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (a “Proceeding”), by reason of the fact that he or she, or a person for whom he or she is the legal representative, is or was a director or officer of the Corporation or, while a director or officer of the Corporation, is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust, enterprise or nonprofit entity (an “Other Entity”), including service with respect to employee benefit plans, against all liability and loss suffered and expenses (including attorneys’ fees) reasonably incurred by such Covered Person. Notwithstanding the preceding sentence, except as otherwise provided in Section 6.3, the Corporation shall be required to indemnify a Covered Person in connection with a Proceeding (or part thereof) commenced by such Covered Person only if the commencement of such Proceeding (or part thereof) by the Covered Person was authorized by the Board.

    6.2     Prepayment of Expenses. The Corporation shall pay the expenses (including attorneys’ fees) incurred by a Covered Person in defending any Proceeding in advance of its final disposition, provided, however, that, to the extent required by applicable law, such payment of expenses in advance of the final disposition of the Proceeding shall be made only upon receipt of an undertaking by the Covered Person to repay all amounts advanced if it should be ultimately determined that the Covered Person is not entitled to be indemnified under this Article 6 or otherwise.

C-11

    6.3     Claims. If a claim for indemnification or advancement of expenses under this Article 6 is not paid in full within 30 days after a written claim therefor by the Covered Person has been received by the Corporation, the Covered Person may file suit to recover the unpaid amount of such claim and, if successful in whole or in part, shall be entitled to be paid the expense of prosecuting such claim. In any such action the Corporation shall have the burden of proving that the Covered Person is not entitled to the requested indemnification or advancement of expenses under applicable law.

    6.4     Nonexclusivity of Rights. The rights conferred on any Covered Person by this Article 6 shall not be exclusive of any other rights that such Covered Person may have or hereafter acquire under any statute, provision of this Certificate of Incorporation, the By-laws, agreement, vote of stockholders or disinterested directors or otherwise.

    6.5     Other Sources. The Corporation’s obligation, if any, to indemnify or to advance expenses to any Covered Person who was or is serving at its request as a director, officer, employee or agent of an Other Entity shall be reduced by any amount such Covered Person may collect as indemnification or advancement of expenses from such Other Entity.

    6.6     Amendment or Repeal. Any repeal or modification of the foregoing provisions of this Article 6 shall not adversely affect any right or protection hereunder of any Covered Person in respect of any act or omission occurring prior to the time of such repeal or modification.

    6.7     Other Indemnification and Prepayment of Expenses. This Article 6 shall not limit the right of the Corporation, to the extent and in the manner permitted by applicable law, to indemnify and to advance expenses to persons other than Covered Persons when and as authorized by appropriate corporate action.

ARTICLE 7.
GENERAL PROVISIONS

    7.1     Certificates Representing Shares. Shares of the Corporation's stock may be certificated or uncertificated, as provided under Delaware law. Every holder of stock represented by certificates, and upon request every holder of uncertificated shares, shall be entitled to have a certificate signed by or in the name of the Corporation by the Chairman, if any, or the President or a Vice President and by the Secretary or an Assistant Secretary or the Treasurer or an Assistant Treasurer, certifying the number of shares owned by such Stockholder in the Corporation. Any or all of the signatures upon a certificate may be facsimiles. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon any certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, such certificate may be issued by the Corporation with the same effect as if such person were such officer, transfer agent or registrar at the date of issue.

C-12

    7.2     Transfer and Registry Agents. The Corporation may from time to time maintain one or more transfer offices or agents and registry offices or agents at such place or places as may be determined from time to time by the Board.

    7.3     Lost, Stolen or Destroyed Certificates. The Corporation may issue a new certificate of stock in the place of any certificate theretofore issued by it, alleged to have been lost, stolen or destroyed, and the Corporation may require the owner of the lost, stolen or destroyed certificate, or his legal representative, to give the Corporation a bond sufficient to indemnify it against any claim that may be made against it on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate.

    7.4     Form of Records. Any records maintained by the Corporation in the regular course of its business, including its stock ledger, books of account, and minute books, may be kept on, or by means of, or be in the form of, any information storage device or method, provided that the records so kept can be converted into clearly legible paper form within a reasonable time. The Corporation shall so convert any records so kept upon the request of any person entitled to inspect such records pursuant to applicable law.

    7.5     Seal. The Board may provide for a corporate seal, in which case such corporate seal shall have the name of the Corporation inscribed thereon and shall be in such form as may be approved from time to time by the Board. The seal may be used by causing it or a facsimile thereof to be impressed or affixed or otherwise reproduced.

    7.6     Fiscal Year. The fiscal year of the Corporation shall be determined by resolution of the Board and may be changed by the Board.

    7.7     Amendments. These By-laws may be altered, amended or repealed and new By-laws may be adopted by the Board, but the Stockholders may make additional By-laws and may alter and repeal any By-laws whether adopted by them or otherwise.

C-13

  Appendix D

  COLORADO BUSINESS CORPORATIONS ACT
  TITLE 7, ARTICLE 113
  Dissenters’ Rights

  7-113-101. Definitions. For purposes of this article:

  (1)    "Beneficial shareholder" means the beneficial owner of shares held in a voting trust or by a nominee as the record shareholder.

  (2)    "Corporation" means the issuer of the shares held by a dissenter before the corporate action, or the surviving or acquiring domestic or foreign corporation, by merger or share exchange of that issuer.

  (3)    "Dissenter" means a shareholder who is entitled to dissent from corporate action under section 7-113-102 and who exercises that right at the time and in the manner required by part 2 of this article.

  (4)   "Fair value", with respect to a dissenter's shares, means the value of the shares immediately before the effective date of the corporate action to which the dissenter objects, excluding any appreciation or depreciation in anticipation of the corporate action except to the extent that exclusion would be inequitable.

  (5)    "Interest" means interest from the effective date of the corporate action until the date of payment, at the average rate currently paid by the corporation on its principal bank loans or, if none, at the legal rate as specified in section 5-12-101, C.R.S.

  (6)    "Record shareholder" means the person in whose name shares are registered in the records of a corporation or the beneficial owner of shares that are registered in the name of a nominee to the extent such owner is recognized by the corporation as the shareholder as provided in section 7-107-204.

  (7)    "Shareholder" means either a record shareholder or a beneficial shareholder.

  Source: L. 93: Entire article added, p. 813, § 1, effective July 1, 1994.

  7-113-102. Right to dissent.

  (1)    A shareholder, whether or not entitled to vote, is entitled to dissent and obtain payment of the fair value of the shareholder's shares in the event of any of the following corporate actions:

  (a)    Consummation of a plan of merger to which the corporation is a party if:

  (I)    Approval by the shareholders of that corporation is required for the merger by section 7-111-103 or 7-111-104 or by the articles of incorporation; or

  (II)   The corporation is a subsidiary that is merged with its parent corporation under section 7-111-104;

  (b)    Consummation of a plan of share exchange to which the corporation is a party as the corporation whose shares will be acquired;

  (c)    Consummation of a sale, lease, exchange, or other disposition of all, or substantially all, of the property of the corporation for which a shareholder vote is required under section 7-112-102 (1); and

  (d)   Consummation of a sale, lease, exchange, or other disposition of all, or substantially all, of the property of an entity controlled by the corporation if the shareholders of the corporation were entitled to vote upon the consent of the corporation to the disposition pursuant to section 7-112-102 (2).

  (1.3)    A shareholder is not entitled to dissent and obtain payment, under subsection (1) of this section, of the fair value of the shares of any class or series of shares which either were listed on a national securities exchange registered under the federal "Securities Exchange Act of 1934", as amended, or on the national market system of the national association of securities dealers automated quotation system, or were held of record by more than two thousand shareholders, at the time of:

  (a)   The record date fixed under section 7-107-107 to determine the shareholders entitled to receive notice of the shareholders' meeting at which the corporate action is submitted to a vote;

  (b)   The record date fixed under section 7-107-104 to determine shareholders entitled to sign writings consenting to the corporate action; or

  (c)   The effective date of the corporate action if the corporate action is authorized other than by a vote of shareholders.

  (1.8)   The limitation set forth in subsection (1.3) of this section shall not apply if the shareholder will receive for the shareholder's shares, pursuant to the corporate action, anything except:

              (a)   Shares of the corporation surviving the consummation of the plan of merger or share exchange;

                          (b)   Shares of any other corporation which at the effective date of the plan of merger or share exchange either will be listed on a national securities exchange registered under the federal "Securities Exchange Act of 1934", as amended, or on the national market system of the national association of securities dealers automated quotation system, or will be held of record by more than two thousand shareholders;

                          (c)   Cash in lieu of fractional shares; or

           (d)   Any combination of the foregoing described shares or cash in lieu of fractional shares.

  (2)   (Deleted by amendment, L. 96, p. 1321, § 30, effective June 1, 1996.)

  (2.5)   A shareholder, whether or not entitled to vote, is entitled to dissent and obtain payment of the fair value of the shareholder's shares in the event of a reverse split that reduces the number of shares owned by the shareholder to a fraction of a share or to scrip if the fractional share or scrip so created is to be acquired for cash or the scrip is to be voided under section 7-106-104.

  (3)   A shareholder is entitled to dissent and obtain payment of the fair value of the shareholder's shares in the event of any corporate action to the extent provided by the bylaws or a resolution of the board of directors.

D-2

  (4)   A shareholder entitled to dissent and obtain payment for the shareholder's shares under this article may not challenge the corporate action creating such entitlement unless the action is unlawful or fraudulent with respect to the shareholder or the corporation.

  Source: L. 93: Entire article added, p. 814, § 1, effective July 1, 1994. L. 96: Entire section amended,p. 1321, § 30, effective June 1.

  7-113-103. Dissent by nominees and beneficial owners.

  (1)   A record shareholder may assert dissenters' rights as to fewer than all the shares registered in the record shareholder's name only if the record shareholder dissents with respect to all shares beneficially owned by any one person and causes the corporation to receive written notice which states such dissent and the name, address, and federal taxpayer identification number, if any, of each person on whose behalf the record shareholder asserts dissenters' rights. The rights of a record shareholder under this subsection (1) are determined as if the shares as to which the record shareholder dissents and the other shares of the record shareholder were registered in the names of different shareholders.

  (2)   A beneficial shareholder may assert dissenters' rights as to the shares held on the beneficial shareholder's behalf only if:

     (a)   The beneficial shareholder causes the corporation to receive the record shareholder's written consent to the dissent not later than the time the beneficial shareholder asserts dissenters' rights; and

     (b)   The beneficial shareholder dissents with respect to all shares beneficially owned by the beneficial shareholder.

  (3)   The corporation may require that, when a record shareholder dissents with respect to the shares held by any one or more beneficial shareholders, each such beneficial shareholder must certify to the corporation that the beneficial shareholder and the record shareholder or record shareholders of all shares owned beneficially by the beneficial shareholder have asserted, or will timely assert, dissenters' rights as to all such shares as to which there is no limitation on the ability to exercise dissenters' rights. Any such requirement shall be stated in the dissenters' notice given pursuant to section 7-113-203.

  Source: L. 93: Entire article added, p. 815, § 1, effective July 1, 1994.

  7-113-201. Notice of dissenters’ rights.

  (1)   If a proposed corporate action creating dissenters' rights under section 7-113-102 is submitted to a vote at a shareholders' meeting, the notice of the meeting shall be given to all shareholders, whether or not entitled to vote. The notice shall state that shareholders are or may be entitled to assert dissenters' rights under this article and shall be accompanied by a copy of this article and the materials, if any, that, under articles 101 to 117 of this title, are required to be given to shareholders entitled to vote on the proposed action at the meeting. Failure to give notice as provided by this subsection (1) shall not affect any action taken at the shareholders' meeting for which the notice was to have been given, but any shareholder who was entitled to dissent but who was not given such notice shall not be precluded from demanding payment for the shareholder's shares under this article by reason of the shareholder's failure to comply with the provisions of section 7-113-202 (1).

D-3

  (2)   If a proposed corporate action creating dissenters' rights under section 7-113-102 is authorized without a meeting of shareholders pursuant to section 7-107-104, any written or oral solicitation of a shareholder to execute a writing consenting to such action contemplated in section 7-107-104 shall be accompanied or preceded by a written notice stating that shareholders are or may be entitled to assert dissenters' rights under this article, by a copy of this article, and by the materials, if any, that, under articles 101 to 117 of this title, would have been required to be given to shareholders entitled to vote on the proposed action if the proposed action were submitted to a vote at a shareholders' meeting. Failure to give notice as provided by this subsection (2) shall not affect any action taken pursuant to section 7-107-104 for which the notice was to have been given, but any shareholder who was entitled to dissent but who was not given such notice shall not be precluded from demanding payment for the shareholder's shares under this article by reason of the shareholder's failure to comply with the provisions of section 7-113-202 (2).

  Source: L. 93: Entire article added, p. 816, § 1, effective July 1, 1994. L. 96: Entire section amended, p. 1323, § 31, effective June 1.

  7-113-202. Notice of intent to demand payment.

  (1)   If a proposed corporate action creating dissenters' rights under section 7-113-102 is submitted to a vote at a shareholders' meeting and if notice of dissenters' rights has been given to such shareholder in connection with the action pursuant to section 7-113-201 (1), a shareholder who wishes to assert dissenters' rights shall:

     (a)   Cause the corporation to receive, before the vote is taken, written notice of the shareholder's intention to demand payment for the shareholder's shares if the proposed corporate action is effectuated; and

     (b)   Not vote the shares in favor of the proposed corporate action.

  (2)   If a proposed corporate action creating dissenters' rights under section 7-113-102 is authorized without a meeting of shareholders pursuant to section 7-107-104 and if notice of dissenters' rights has been given to such shareholder in connection with the action pursuant to section 7-113-201 (2), a shareholder who wishes to assert dissenters' rights shall not execute a writing consenting to the proposed corporate action.

  (3)   A shareholder who does not satisfy the requirements of subsection (1) or (2) of this section is not entitled to demand payment for the shareholder's shares under this article.

  Source: L. 93: Entire article added, p. 816, § 1, effective July 1, 1994. L. 96: IP(1) and (2) amended, p.1323, § 32, effective June 1.

  7-113-203. Dissenters’ notice.

  (1)   If a proposed corporate action creating dissenters' rights under section 7-113-102 is authorized, the corporation shall give a written dissenters' notice to all shareholders who are entitled to demand payment for their shares under this article.

  (2)   The dissenters' notice required by subsection (1) of this section shall be given no later than ten days after the effective date of the corporate action creating dissenters' rights under section 7-113-102 and shall:

D-4

     (a)   State that the corporate action was authorized and state the effective date or proposed effective date of the corporate action;

     (b)   State an address at which the corporation will receive payment demands and the address of a place where certificates for certificated shares must be deposited;

     (c)   Inform holders of uncertificated shares to what extent transfer of the shares will be restricted after the payment demand is received;

     (d)   Supply a form for demanding payment, which form shall request a dissenter to state an address to which payment is to be made;

         (e)   Set the date by which the corporation must receive the payment demand and certificates for certificated shares, which date shall not be less than thirty days after the date the notice required by subsection (1) of this section is given;

     (f)   State the requirement contemplated in section 7-113-103 (3), if such requirement is imposed; and

     (g)   Be accompanied by a copy of this article.

  Source: L. 93: Entire article added, p. 817, § 1, effective July 1, 1994.

  7-113-204. Procedure to demand payment.

  (1)   A shareholder who is given a dissenters' notice pursuant to section 7-113-203 and who wishes to assert dissenters' rights shall, in accordance with the terms of the dissenters' notice:

     (a)   Cause the corporation to receive a payment demand, which may be the payment demand form contemplated in section 7-113-203 (2) (d), duly completed, or may be stated in another writing; and

     (b)   Deposit the shareholder's certificates for certificated shares.

  (2)   A shareholder who demands payment in accordance with subsection (1) of this section retains all rights of a shareholder, except the right to transfer the shares, until the effective date of the proposed corporate action giving rise to the shareholder's exercise of dissenters' rights and has only the right to receive payment for the shares after the effective date of such corporate action.

  (3)   Except as provided in section 7-113-207 or 7-113-209 (1) (b), the demand for payment and deposit of certificates are irrevocable.

  (4)   A shareholder who does not demand payment and deposit the shareholder's share certificates as required by the date or dates set in the dissenters' notice is not entitled to payment for the shares under this article.

  Source: L. 93: Entire article added, p. 817, § 1, effective July 1, 1994.

D-5

        7-113-205. Uncertificated shares.
  (1)   Upon receipt of a demand for payment under section 7-113-204 from a shareholder holding uncertificated shares, and in lieu of the deposit of certificates representing the shares, the corporation may restrict the transfer thereof.

  (2)    In all other respects, the provisions of section 7-113-204 shall be applicable to shareholders who own uncertificated shares.

  Source: L. 93: Entire article added, p. 818, § 1, effective July 1, 1994.

  7-113-206. Payment.

  (1)   Except as provided in section 7-113-208, upon the effective date of the corporate action creating dissenters' rights under section 7-113-102 or upon receipt of a payment demand pursuant to section 7-113-204, whichever is later, the corporation shall pay each dissenter who complied with section 7-113-204, at the address stated in the payment demand, or if no such address is stated in the payment demand, at the address shown on the corporation's current record of shareholders for the record shareholder holding the dissenter's shares, the amount the corporation estimates to be the fair value of the dissenter's shares, plus accrued interest.

  (2)   The payment made pursuant to subsection (1) of this section shall be accompanied by:

     (a)   The corporation's balance sheet as of the end of its most recent fiscal year or, if that is not available, the corporation's balance sheet as of the end of a fiscal year ending not more than sixteen months before the date of payment, an income statement for that year, and, if the corporation customarily provides such statements to shareholders, a statement of changes in shareholders' equity for that year and a statement of cash flow for that year, which balance sheet and statements shall have been audited if the corporation customarily provides audited financial statements to shareholders, as well as the latest available financial statements, if any, for the interim or full-year period, which financial statements need not be audited;

  (b)   A statement of the corporation's estimate of the fair value of the shares;

  (c)   An explanation of how the interest was calculated;

  (d)   A statement of the dissenter's right to demand payment under section 7-113-209; and

  (e)   A copy of this article.

  Source: L. 93: Entire article added, p. 818, § 1, effective July 1, 1994.

  7-113-207. Failure to take action.

  (1)   If the effective date of the corporate action creating dissenters' rights under section 7-113-102 does not occur within sixty days after the date set by the corporation by which the corporation must receive the payment demand as provided in section 7-113-203, the corporation shall return the deposited certificates and release the transfer restrictions imposed on uncertificated shares.

  (2)   If the effective date of the corporate action creating dissenters' rights under section 7-113-102 occurs more than sixty days after the date set by the corporation by which the corporation must receive the payment demand as provided in section 7-113-203, then the corporation shall send a new dissenters' notice, as provided in section 7-113-203, and the provisions of sections 7-113-204 to 7-113-209 shall again be applicable.

D-6

  Source: L. 93: Entire article added, p. 819, § 1, effective July 1, 1994.

  7-113-208. Special provisions relating to shares acquired after announcement of proposed corporate action.

  (1)   The corporation may, in or with the dissenters’ notice given pursuant to section 7-113-203, state the date of the first announcement to news media or to shareholders of the terms of the proposed corporate action creating dissenters' rights under section 7-113-102 and state that the dissenter shall certify in writing, in or with the dissenter's payment demand under section 7-113-204, whether or not the dissenter (or the person on whose behalf dissenters' rights are asserted) acquired beneficial ownership of the shares before that date. With respect to any dissenter who does not so certify in writing, in or with the payment demand, that the dissenter or the person on whose behalf the dissenter asserts dissenters' rights acquired beneficial ownership of the shares before such date, the corporation may, in lieu of making the payment provided in section 7-113-206, offer to make such payment if the dissenter agrees to accept it in full satisfaction of the demand.

  (2)   An offer to make payment under subsection (1) of this section shall include or be accompanied by the information required by section 7-113-206 (2).

  Source: L. 93: Entire article added, p. 819, § 1, effective July 1, 1994.

  7-113-209. Procedure if dissenter is dissatisfied with payment or offer.

  (1)   A dissenter may give notice to the corporation in writing of the dissenter's estimate of the fair value of the dissenter's shares and of the amount of interest due and may demand payment of such estimate, less any payment made under section 7-113-206, or reject the corporation's offer under section 7-113-208 and demand payment of the fair value of the shares and interest due, if:

  (a)   The dissenter believes that the amount paid under section 7-113-206 or offered under section 7-113-208 is less than the fair value of the shares or that the interest due was incorrectly calculated;

  (b)   The corporation fails to make payment under section 7-113-206 within sixty days after the date set by the corporation by which the corporation must receive the payment demand; or

  (c)   The corporation does not return the deposited certificates or release the transfer restrictions imposed on uncertificated shares as required by section 7-113-207 (1).

  (2)   A dissenter waives the right to demand payment under this section unless the dissenter causes the corporation to receive the notice required by subsection (1) of this section within thirty days after the corporation made or offered payment for the dissenter's shares.

  Source: L. 93: Entire article added, p. 820, § 1, effective July 1, 1994.

  7-113-301. Court action.

  (1)   If a demand for payment under section 7-113-209 remains unresolved, the corporation may, within sixty days after receiving the payment demand, commence a proceeding and petition the court to determine the fair value of the shares and accrued interest. If the corporation does not commence the proceeding within the sixty-day period, it shall pay to each dissenter whose demand remains unresolved the amount demanded.

D-7

  (2)   The corporation shall commence the proceeding described in subsection (1) of this section in the district court of the county in this state where the corporation's principal office is located or, if the corporation has no principal office in this state, in the district court of the county in which its registered office is located. If the corporation is a foreign corporation without a registered office, it shall commence the proceeding in the county where the registered office of the domestic corporation merged into, or whose shares were acquired by, the foreign corporation was located.

  (3)   The corporation shall make all dissenters, whether or not residents of this state, whose demands remain unresolved parties to the proceeding commenced under subsection (2) of this section as in an action against their shares, and all parties shall be served with a copy of the petition. Service on each dissenter shall be by registered or certified mail, to the address stated in such dissenter's payment demand, or if no such address is stated in the payment demand, at the address shown on the corporation's current record of shareholders for the record shareholder holding the dissenter's shares, or as provided by law.

  (4)   The jurisdiction of the court in which the proceeding is commenced under subsection (2) of this section is plenary and exclusive. The court may appoint one or more persons as appraisers to receive evidence and recommend a decision on the question of fair value. The appraisers have the powers described in the order appointing them, or in any amendment to such order. The parties to the proceeding are entitled to the same discovery rights as parties in other civil proceedings.

  (5)   Each dissenter made a party to the proceeding commenced under subsection (2) of this section is entitled to judgment for the amount, if any, by which the court finds the fair value of the dissenter's shares, plus interest, exceeds the amount paid by the corporation, or for the fair value, plus interest, of the dissenter's shares for which the corporation elected to withhold payment under section 7-113-208.

  Source: L. 93: Entire article added, p. 820, § 1, effective July 1, 1994. L. 96: (2) amended, p. 1324, §33, effective June 1.

  7-113-302. Court costs and counsel fees.

  (1)   The court in an appraisal proceeding commenced under section 7-113-301 shall determine all costs of the proceeding, including the reasonable compensation and expenses of appraisers appointed by the court. The court shall assess the costs against the corporation; except that the court may assess costs against all or some of the dissenters, in amounts the court finds equitable, to the extent the court finds the dissenters acted arbitrarily, vexatiously, or not in good faith in demanding payment under section 7-113-209.

  (2)   The court may also assess the fees and expenses of counsel and experts for the respective parties, in amounts the court finds equitable:

  (a)   Against the corporation and in favor of any dissenters if the court finds the corporation did not substantially comply with the requirements of part 2 of this article; or

  (b)   Against either the corporation or one or more dissenters, in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously, or not in good faith with respect to the rights provided by this article.

                (3)   If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against the corporation, the court may award to said counsel reasonable fees to be paid out of the amounts awarded to the dissenters who were benefited.

  Source: L. 93: Entire article added, p. 821, § 1, effective July 1, 1994.

D-8

Email Real Estate.com, Inc.

PROXY FOR SPECIAL MEETING OF SHAREHOLDERS - [            ], 2004

The undersigned, a shareholder of Email Real Estate.com, Inc., hereby appoints Mark J. Ahn and John P. Iparraguirre, and each of them, as proxies, with full power of substitution, to vote on behalf of the undersigned the number of shares which the undersigned is then entitled to vote, at the Special Meeting of Shareholders of Email Real Estate.com, Inc. to be held on [    ], 2004 at [    ] at [    ], and at any and all adjournments thereof, with all the powers which the undersigned would possess if personally present, upon:

To Approve and adopt a proposal to reincorporate the Company under the laws of the State of Delaware by merging the Company with and into Hana Biosciences, Inc., a Delaware corporation and wholly owned subsidiary of the Company, as more fully described in the Company’s Proxy Statement relating to the Special Meeting.

    FOR ☐              AGAINST ☐           ABSTAIN ☐

The Board of Directors Recommends a Vote FOR this Proposal.

The undersigned hereby revokes all previous proxies relating to the shares covered hereby and acknowledges receipt of the Notice and Proxy Statement relating to the Special Meeting of Shareholders.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

When properly executed, this proxy will be voted on the proposals set forth herein as directed by the shareholder, but if no direction is made in the space provided, this proxy will be voted FOR the Agreement and Plan of Merger.

Dated ____, 2004

×___________________________

×___________________________

(When signed as a corporate officer, executor, administrator, trustee, guardian, etc., please give full title as such. If shares are held in joint tenancy, both joint tenants must sign.)